As filed with the Securities and Exchange Commission on
                                August 27, 2015


                                                              File Nos. 33-74230
                                                                       811-08294

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          Pre-Effective Amendment No.


                       Post-Effective Amendment No. 37          X


                                     and/or

                  REGISTRATION STATEMENT UNDER THE INVESTMENT
                              COMPANY ACT OF 1940


                               Amendment No. 38                 X

--------------------------------------------------------------------------------

                              AB EXCHANGE RESERVES
               (Exact Name of Registrant as Specified in Charter)

             1345 Avenue of the Americas, New York, New York 10105
               (Address of Principal Executive Office) (Zip Code)

             (Registrant's Telephone Number, including Area Code):
                                 (800) 221-5672

--------------------------------------------------------------------------------

                                EMILIE D. WRAPP
                             AllianceBernstein L.P.
                          1345 Avenue of the Americas
                            New York, New York 10105
                    (Name and address of agent for service)

                          Copies of communications to:
                               Kathleen K. Clarke
                              Seward & Kissel LLP
                                901 K Street, NW
                                   Suite 800
                             Washington, D.C. 20001

It is proposed that this filing will become effective (Check appropriate box)


      [_]   immediately upon filing pursuant to paragraph (b)
      [X]   on August 28, 2015 pursuant to paragraph (b)
      [_]   60 days after filing pursuant to paragraph (a)(1)
      [_]   on (date) pursuant to paragraph (a)(1)
      [_]   75 days after filing pursuant to paragraph (a)(2)
      [_]   on (date) pursuant to paragraph (a)(2) of Rule 485


[_] This post-effective amendment designates a new effective date for a previously filed post effective amendment.

[LOGO] [A/B]

PROSPECTUS  |  AUGUST 28, 2015


AB Exchange Reserves

 (Class A-AEAXX; Class B-AEBXX; Class C-AECXX; Class R-AREXX; Class K-AEKXX;
   Class I-AIEXX; Advisor Class-AEYXX)





The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            Page
SUMMARY INFORMATION........................................................   4

INVESTING IN THE FUND......................................................   8

  How to Buy Shares........................................................   8

  The Different Share Class Expenses.......................................   9

  Sales Charge Reduction Programs for Class A Shares.......................  11

  CDSC Waivers and Other Programs..........................................  11

  Choosing a Share Class...................................................  12

  Payments to Financial Advisors and Their Firms...........................  13

  How to Exchange Shares...................................................  14

  How to Sell or Redeem Shares.............................................  14

  Frequent Purchases and Redemptions of Fund Shares........................  15

  How the Fund Values Its Shares...........................................  16

MANAGEMENT OF THE FUND.....................................................  17

DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................  18

GENERAL INFORMATION........................................................  19

FINANCIAL HIGHLIGHTS.......................................................  20

APPENDIX A--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION................ A-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------

AB EXCHANGE RESERVES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Fund's investment objective is maximum current income to the extent consistent with safety of principal and liquidity.

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Fund--Sales Charge Reduction Programs for Class A shares on page 11 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A shares on page 45 of the Fund's Statement of Additional Information ("SAI").


SHAREHOLDER FEES (fees paid directly from your investment)

                                                CLASS B SHARES                               CLASS
                                    CLASS A (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS R, K AND I
                                    SHARES    TO NEW INVESTORS)    SHARES       SHARES       SHARES
-----------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load)
(as a percentage of offering price
or redemption proceeds, whichever
is lower)                            None           4.00%(a)        1.00%(b)     None         None
-----------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                          CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-------------------------------------------------------------------------------------------------------
Management Fees                            .24%     .24%    .24%      .24%       .24%    .24%    .24%
Distribution and/or Service (12b-1) Fees   .25%    1.00%    .75%      None       .50%    .25%    None
Other Expenses:
  Transfer Agent                           .03%     .06%    .05%      .03%       .06%    .05%    .02%
  Other Expenses                           .04%     .04%    .04%      .04%       .04%    .04%    .04%
                                           ----    -----   -----      ----       ----    ----    ----
Total Other Expenses                       .07%     .10%    .09%      .07%       .10%    .09%    .06%
                                           ----    -----   -----      ----       ----    ----    ----
Total Annual Fund Operating Expenses       .56%    1.34%   1.08%      .31%       .84%    .58%    .30%
                                           ====    =====   =====      ====       ====    ====    ====
-------------------------------------------------------------------------------------------------------


(a)Class B shares automatically convert to Class A shares after eight years.
   The contingent deferred sales charge, or CDSC, decreases over time. For
   Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

(b)For Class C shares, the CDSC is 0% after the first year.



EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Fund shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------
After 1 Year    $  480  $  536  $  210      $ 32      $   86   $ 59    $ 31
After 3 Years   $  597  $  625  $  343      $100      $  268   $186    $ 97
After 5 Years   $  724  $  734  $  595      $174      $  466   $324    $169
After 10 Years  $1,097  $1,398  $1,317      $393      $1,037   $726    $381
-----------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:


                CLASS B CLASS C
-------------------------------
After 1 Year    $  136  $  110
After 3 Years   $  425  $  343
After 5 Years   $  734  $  595
After 10 Years  $1,398  $1,317
-------------------------------


PRINCIPAL STRATEGIES:
The Fund is a "money market fund" that seeks to maintain a stable net asset value ("NAV") of $1.00 per share, although there is no guarantee that the Fund will maintain an NAV of $1.00 per share. The Fund invests in a portfolio of high-quality, U.S. Dollar-denominated money market securities.

The Fund may invest in:

.. marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities;

.. certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks or savings and loan associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million;

.. high-quality commercial paper (or, if not rated, commercial paper determined by the Adviser to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

..  adjustable rate obligations;

..  asset-backed securities;

.. restricted securities (i.e., securities subject to legal or contractual restrictions on resale); and

..  repurchase agreements that are fully collateralized.

The Fund may invest up to 25% of its net assets in money market instruments issued by foreign branches of foreign banks.

As a money market fund, the Fund must meet the requirements of Securities and Exchange Commission ("Commission") Rule 2a-7. The Rule imposes strict conditions on the investment quality, maturity, diversification and liquidity of the Fund's investments. Among other things, Rule 2a-7 requires that the Fund's investments have (i) a remaining maturity of no more than 397 days unless otherwise permitted by Rule 2a-7, (ii) a weighted average maturity that does not exceed 60 days, and (iii) a weighted average life that does not exceed 120 days. For purposes of calculating weighted average maturity, the maturity of an adjustable rate security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating weighted average life, the life of an adjustable rate security will be its stated final maturity, without regard to interest rate adjustments. Rule 2a-7 imposes liquidity standards that require the Fund to hold at least 10% and 30% of its total assets, respectively, in daily liquid assets and weekly liquid assets as defined in Rule 2a-7. Rule 2a-7 also limits the Fund's investments in illiquid securities to 5% of its total assets.

PRINCIPAL RISKS:
.. MONEY MARKET FUND RISK: Money market funds are sometimes unable to maintain an NAV at $1.00 per share and, as it is generally referred to, "break the buck". In that event, an investor in a money market fund would, upon redemption, receive less than $1.00 per share. The Fund's shareholders should not rely on or expect an affiliate of the Fund to purchase distressed assets from the Fund, make capital infusions, enter into credit support agreements or take other actions to prevent the Fund from breaking the buck. In addition, you should be aware that significant redemptions by large investors in the Fund could have a material adverse effect on the Fund's other shareholders. The Fund's NAV could be affected by forced selling during periods of high redemption pressures and/or illiquid markets. Money market funds are also subject to regulatory risk.


  The Commission recently adopted amendments to Rule 2a-7 governing money market funds. The amendments have different implications for prime and tax-exempt institutional money market funds, and U.S. government and retail money market funds. The amendments will require prime money market funds that have institutional investors to sell and redeem their shares at a floating NAV based on the current market value of securities in their underlying portfolios while government money market funds and retail money market funds will continue to be permitted to maintain a stable NAV. There are a number of changes under the amendments that relate to diversification, disclosure, reporting and stress testing requirements for money market funds. The Fund is implementing these changes on or before the dates they become effective. The amended rule will permit the Fund, at the discretion of the Fund's Board of Trustees (the "Board"), to, under certain circumstances, impose liquidity fees of up to

  2% on, or suspend, redemptions for limited periods of time. The Fund also may be required to impose a liquidity fee of 1% on redemptions at times of severely reduced liquidity of Fund assets, unless the Board determines that no fee or a different liquidity fee (up to 2%) is in the Fund's best interests.



.. INTEREST RATE RISK: Changes in interest rates will affect the yield and value of the Fund's investments in short-term securities. A decline in interest rates will affect the Fund's yield as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities.


.. CREDIT RISK: Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). Credit quality can change rapidly in certain market environments and the default of a single holding could have the potential to cause significant NAV deterioration.

.. FOREIGN (NON-U.S.) RISK: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, which may prevent the Fund from selling out of these securities at an advantageous time or price.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible that you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

..  the Fund's average annual returns for one, five and ten years.

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

You may obtain updated performance information on the website at www.ABglobal.com (click on "Menu--Americas--Individual Investors--United States (US Citizens)", then "Investments--Fund Performance").

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. Through June 30, 2015, the year-to-date unannualized return for Class A shares was 0.03%.


                                    [CHART]

                             Calendar Year End (%)

 05      06      07       08       09       10      11      12      13      14
-----   -----   -----    -----    -----    -----   -----   -----   -----   -----
2.09%   4.32%   4.46%    2.07%    0.22%    0.01%   0.04%   0.19%   0.06%   0.05%



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 1.21%, IN THE 3RD QUARTER, 2006; AND WORST QUARTER WAS 0.00%, IN THE 3RD QUARTER, 2011.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2014)

               1 YEAR 5 YEARS 10 YEARS
--------------------------------------
Class A        0.05%   0.07%   1.34%
--------------------------------------
Class B        0.03%   0.06%   1.15%
--------------------------------------
Class C        0.04%   0.07%   1.26%
--------------------------------------
Advisor Class  0.05%   0.08%   1.49%
--------------------------------------
Class R*       0.01%   0.06%   1.27%
--------------------------------------
Class K*       0.02%   0.06%   1.41%
--------------------------------------
Class I*       0.07%   0.12%   1.57%
--------------------------------------

*Inception Date for Class R, K, and I shares is 3/01/05. Performance information for periods prior to the inception of Class R, K, and I shares is the performance of the Fund's Class A shares as adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratio of Class K and Class I shares, respectively.

You may obtain the most current seven-day yield information of the Fund by calling 800-221-5672 or your financial intermediary.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PURCHASE AND SALE OF FUND SHARES

PURCHASE MINIMUMS

                                                                     INITIAL           SUBSEQUENT
------------------------------------------------------------------------------------------------------------
Class A/Class C Shares, including traditional IRAs and Roth IRAs     $2,500                $50
(Class B shares are not currently offered to new shareholders)
------------------------------------------------------------------------------------------------------------
Automatic Investment Program                                          None                 $50
                                                                                If initial investment is
                                                                               less than $2,500, then $200
                                                                              monthly until account balance
                                                                                     reaches $2,500
------------------------------------------------------------------------------------------------------------
Advisor Class Shares (only available to fee-based programs or         None                None
through other limited arrangements)
------------------------------------------------------------------------------------------------------------
Class A, Class R, Class K and Class I Shares are available at NAV,    None                None
without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund.
------------------------------------------------------------------------------------------------------------

You may sell (redeem) your shares any day the New York Stock Exchange (the "Exchange") is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

TAX INFORMATION
The Fund may make income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

INVESTING IN THE FUND
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares of the Fund that are offered in this Prospectus. The Fund offers seven classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "Choosing A Share Class" below. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS ON SALES CHARGES, as described below.

HOW TO BUY SHARES
The purchase of the Fund's shares is priced at the next determined NAV after your order is received in proper form.

CLASS A, CLASS B AND CLASS C SHARES - SHARES AVAILABLE TO RETAIL INVESTORS EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF THE FUND TO NEW INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED (I) BY EXISTING CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009, (II) THROUGH EXCHANGE OF CLASS B SHARES FROM ANOTHER AB MUTUAL FUND, OR (III) AS OTHERWISE DESCRIBED BELOW.

You may purchase the Fund's Class A and Class C shares for cash through financial intermediaries, such as broker-dealers or banks. You may also purchase shares directly from the Fund's principal underwriter, AllianceBernstein Investments, Inc., or ABI, only if you have a financial intermediary of record. You may also purchase the Fund's shares through exchange if you hold shares of other AB Mutual Funds.

You may purchase the Fund's Class A and Class C shares for cash and subsequently exchange them for shares of the same class of other AB Mutual Funds. The Fund's shares should be purchased for cash only for temporary investment pending exchange into another AB Mutual Fund and should not be held for a long-term investment.

Under the AllianceBernstein Dollar Cost Averaging Program, exchanges may be made automatically each month, thus producing a dollar cost averaging effect. Exchanges also may be made at other times of an investor's choosing.

PURCHASES MINIMUMS AND MAXIMUMS
-------------------------------

MINIMUMS:*

--Initial:                     $2,500
--Subsequent:                  $   50

*Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. These investment minimums also do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

MAXIMUM INDIVIDUAL PURCHASE AMOUNT:

--Class A shares                     None
--Class B shares               $  100,000
--Class C shares               $1,000,000

OTHER PURCHASE INFORMATION
Your broker or financial advisor must receive your purchase request by the Fund Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV.

If you are an existing Fund shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before the Fund Closing Time to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

The Fund is generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Fund's distributor, the Fund will only accept accounts from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number.

TAX-DEFERRED ACCOUNTS
Class A shares are available to the following tax-deferred arrangements:

..  Traditional and Roth IRAs (the minimums listed in the table above apply);

..  SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans; and

.. AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum).

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees and to group retirement plans with plan assets of less than $1,000,000.

ADVISOR CLASS SHARES
You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

.. through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

.. through a defined contribution employee benefit plan (e.g., a 401(k) plan) that purchases shares directly without the involvement of a financial intermediary; and

.. by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

The Fund's SAI has more detailed information about who may purchase and hold Advisor Class shares.

CLASS A, CLASS R, CLASS K AND CLASS I SHARES - SHARES AVAILABLE TO GROUP RETIREMENT PLANS
Class A, Class R, Class K and Class I shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans").

Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans but only if such plans have at least $250,000 in plan assets or 100 employees, and to certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Fund.

Class I shares are also available to certain institutional clients of the Adviser who invest at least $2,000,000 in the Fund. Class I shares are also available for the investment of cash collateral related to the AB Mutual Funds' securities lending programs.

Class A, Class R, Class K and Class I shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class R, Class K and Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class I shares are not currently available to group retirement plans in the AllianceBernstein-sponsored programs known as the "Informed Choice" programs.

REQUIRED INFORMATION
The Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). The Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If the Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or, if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.


The Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her correct taxpayer identification number. To avoid this, you must provide your correct taxpayer identification number on your Mutual Fund Application.


GENERAL
IRA custodians, plan sponsors, plan fiduciaries, plan record-keepers, and other financial intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Fund shares, including minimum and maximum investment requirements. The Fund is not responsible for, and has no control over, the decisions of any plan sponsor, fiduciary or other financial intermediary to impose such differing requirements. ABI may refuse any order to purchase shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees and/or CDSCs. ONLY
CLASS A SHARES OFFER QUANTITY DISCOUNTS, as described below.

ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12B-1) FEES

                           WHAT IS A RULE 12B-1 FEE?
  A Rule 12b-1 fee is a fee deducted from the Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The Fund has adopted a plan under Commission Rule 12b-1 under the Investment Company Act of 1940 that allows the Fund to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in the Fund's fee table included in the Summary Information section above.

The amount of these fees for each class of the Fund's shares is:


               DISTRIBUTION AND/OR SERVICE
                 (RULE 12B-1) FEE (AS A
                 PERCENTAGE OF AGGREGATE
                AVERAGE DAILY NET ASSETS)
------------------------------------------
Class A                    .30%*
Class B                   1.00%
Class C                    .75%
Advisor Class             None
Class R                    .50%
Class K                    .25%
Class I                   None



*The maximum fee allowed under the Rule 12b-1 Plan for the Class A shares of the Fund is .30% of the aggregate average daily net assets. The Board currently limits these fees to .25%.


Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B, Class C and Class R shares are subject to higher Rule 12b-1 fees than Class A or Class K shares. Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares. Because higher fees mean a higher expense ratio, Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

SALES CHARGES
CLASS A SHARES. Class A shares offer investors the choice of investing pending an investment by exchange into Class A shares of another AB Mutual Fund. You can purchase Class A shares for cash at NAV without an initial sales charge. Your investment will, however, be subject to a sales charge upon exchange of your Class A shares for the Class A shares of other AB Mutual Funds with sales charges.

The initial sales charge you pay each time you purchase Class A shares upon exchange for the Class A shares of another AB Mutual Fund differs depending on the amount you invest and may be reduced or eliminated for larger purchases as indicated below. These discounts, which are also known as BREAKPOINTS OR QUANTITY DISCOUNTS, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your investment in Class A shares.

The sales charge schedule of Class A share QUANTITY DISCOUNTS is as follows:

                                            INITIAL SALES CHARGE
                                            ------------------
                                             AS % OF    AS % OF
                                            NET AMOUNT  OFFERING
                 AMOUNT PURCHASED            INVESTED    PRICE
                 -----------------------------------------------
                 Up to $100,000                4.44%      4.25%
                 $100,000 up to $250,000       3.36       3.25
                 $250,000 up to $500,000       2.30       2.25
                 $500,000 up to $1,000,000     1.78       1.75
                 $1,000,000 and above          0.00       0.00

Purchases of Class A shares in the amount of $1,000,000 or more will be subject to a CDSC of up to 1% if you redeem your shares within 1 year. The CDSC also will apply to any Class A shares purchased by exchange for Class A shares of another AB Mutual Fund that did not have an initial sales charge because the purchase was for $1,000,000 or more. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the Fund's Class A shares.

CLASS B SHARES. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares may only be purchased (i) by existing Class B shareholders as of January 31, 2009, (ii) through exchange of Class B shares from another AB Mutual Fund, or (iii) as otherwise described below.

The purchase of Class B shares for cash is permitted for additional contributions from existing AllianceBernstein prototype IRAs, qualified plans and other corporate retirement plans who are existing Class B shareholders of the Fund at NAV (subject to the limitations on the sale of Class B shares described above) without an initial sales charge. This means that the full amount of a purchase is invested in the Fund. The investment, however, is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

                          YEARS SINCE PURCHASE  CDSC
                          ---------------------------
                          First                  4.0%
                          Second                 3.0%
                          Third                  2.0%
                          Fourth                 1.0%
                          Fifth and thereafter  None

If you exchange your shares for the Class B shares of another AB Mutual Fund, the CDSC also will apply to the Class B shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchases of CollegeBoundfund units.

Class B shares that were purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AB Mutual Fund, the conversion period runs from the date of your original purchase. If you purchase the Fund's Class B shares by exchange from another AB Mutual Fund, your shares convert to Class A shares eight years after the date of the original purchase, not the date of exchange for the Fund's Class B shares.

CLASS C SHARES. Class C shares offer investors the choice of investing pending an investment by exchange into Class C shares of another AB Mutual Fund. You can purchase Class C shares for cash at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AB Mutual Fund, the 1% CDSC also will apply to the Class C shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares or purchase of CollegeBoundfund units.

Class C shares do not convert to any other class of shares of the Fund.

                          HOW IS THE CDSC CALCULATED?
  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AB Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

ADVISOR CLASS, CLASS R, CLASS K AND CLASS I SHARES. These classes of shares are not subject to any initial sales charge or CDSC, although your financial advisor may charge a fee.

SALES CHARGE REDUCTION PROGRAMS FOR CLASS A SHARES
THIS SECTION INCLUDES IMPORTANT INFORMATION ABOUT SALES CHARGE REDUCTION PROGRAMS AVAILABLE TO INVESTORS IN CLASS A SHARES OF OTHER AB MUTUAL FUNDS THAT CHARGE AN INITIAL SALES CHARGE ("SALES CHARGE FUNDS") INTO WHICH YOU MAY EXCHANGE YOUR CLASS A SHARES OF THE FUND AND DESCRIBES INFORMATION OR RECORDS YOU MAY NEED TO PROVIDE TO THOSE SALES CHARGE FUNDS OR YOUR FINANCIAL INTERMEDIARY IN ORDER TO BE ELIGIBLE FOR SALES CHARGE REDUCTION PROGRAMS.

Information about QUANTITY DISCOUNTS and sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.ABglobal.com (click on "Menu--Americas--Individual Investors--United States (US Citizens)", then "Investments--Understanding Sales Charges").

RIGHTS OF ACCUMULATION
To determine if a new investment in Class A shares is eligible for a QUANTITY DISCOUNT, a shareholder can combine the value of the new investment in a Sales Charge Fund with the higher of cost or NAV of existing investments in that Sales Charge Fund, any other AB Mutual Fund, AB Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of 21 is the participant. The AB Mutual Funds use the current NAV of your existing investments when combining them with your new investment.

COMBINED PURCHASE PRIVILEGES
A shareholder may qualify for a QUANTITY DISCOUNT by combining purchases of shares of the Fund into a single "purchase". A "purchase" means a single purchase or concurrent purchases of shares of the Fund or any other AB Mutual Fund, including AB Institutional Funds, by:

.. an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

.. a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

.. any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

LETTER OF INTENT
An investor may not immediately invest a sufficient amount to reach a QUANTITY DISCOUNT, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a QUANTITY DISCOUNT. For these situations, the Fund offers a LETTER OF INTENT, which permits new investors to express the intention, in writing, to invest at least $100,000 in Class A shares of the Fund or any AB Mutual Fund within 13 months. The Fund will then apply the QUANTITY DISCOUNT to each of the investor's purchases of Class A shares that would apply to the total amount stated in the LETTER OF INTENT. In the event an existing investor chooses to initiate a LETTER OF INTENT, the AB Mutual Funds will use the higher of cost or current NAV of the investor's existing investments and of those accounts with which investments are combined via COMBINED PURCHASE PRIVILEGES toward the fulfillment of the LETTER OF INTENT. For example, if the combined cost of purchases totaled $80,000 and the current NAV of all applicable accounts is $85,000 at the time a $100,000 LETTER OF INTENT is initiated, the subsequent investment of an additional $15,000 would fulfill the LETTER OF INTENT. If an investor fails to invest the total amount stated in the LETTER OF INTENT, the Fund will retroactively collect the sales charge otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for COMBINED PURCHASE PRIVILEGES may purchase shares under a single LETTER OF INTENT.

REQUIRED SHAREHOLDER INFORMATION AND RECORDS
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Sales Charge Fund that the shareholder qualifies for a reduction. Without notification, the Sales Charge Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or the Sales Charge Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Sales Charge Fund or other Sales Charge Funds held in:

.. all of the shareholder's accounts at the Sales Charge Fund or a financial intermediary; and

.. accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

CDSC WAIVERS AND OTHER PROGRAMS

                        Here Are Some Ways To Avoid Or
                        Minimize Charges On Redemption.

CDSC WAIVERS
The Fund will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

.. if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70- 1/2;

.. if the proceeds of the redemption are invested directly in a CollegeBoundfund account; or

..  if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

OTHER PROGRAMS
Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AB programs: DIVIDEND REINVESTMENT PROGRAM, DIVIDEND DIRECTION PLAN and REINSTATEMENT PRIVILEGE, as described below.

DIVIDEND REINVESTMENT PROGRAM
Unless you specifically have elected to receive dividends or distributions in cash, they will automatically be reinvested, without an initial sales charge or CDSC, in the same class of additional shares of the Fund. If you elect to receive distributions in cash, you will only receive a check if the amount of the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in shares of the Fund. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or "ACH". In addition, the Fund may reinvest your distribution check (and future checks) in additional shares of the Fund if your check (i) is returned as undeliverable or (ii) remains uncashed for nine months.

DIVIDEND DIRECTION PLAN
A shareholder who already maintains accounts in more than one AB Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AB Mutual Fund(s).

AUTOMATIC INVESTMENT PROGRAM
The Automatic Investment Program allows investors to purchase shares of the Fund through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or
(ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B Shares only if a shareholder was enrolled in the Program prior to January 31, 2009. Please see the Fund's SAI for more details.

REINSTATEMENT PRIVILEGE
A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AB Mutual Fund at NAV, if the reinvestment is made within 120 calendar days after the redemption date. This privilege is not available to shareholders that purchased the Fund's shares directly from the Fund without paying a sales charge rather than by exchange from another AB Mutual Fund.

SYSTEMATIC WITHDRAWAL PLAN
The Fund offers a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of the Fund account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.

CHOOSING A SHARE CLASS
Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure allowing you to choose the class that best fits your situation. In choosing a class of shares, you should consider:

.. whether you intend to subsequently exchange your shares for shares of another AB Mutual Fund;

..  the amount you intend to invest;

..  how long you expect to own shares;

..  expenses associated with owning a particular class of shares; and

..  whether a share class is available for exchange in another AB Mutual Fund.

Among other things, Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame. Class C shares should not be considered as a long-term investment because they are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through your financial advisor. Financial intermediaries, a fee-based program, or, for group retirement plans, a plan sponsor or plan fiduciary, also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those described in this Prospectus and the Fund's SAI, including requirements as to the minimum initial and subsequent investment amounts. In addition, group retirement plans may not offer all classes of shares of the Fund. The Fund is not responsible for, and has no control over, the decision of any financial intermediary, plan sponsor or fiduciary to impose such differing requirements.

YOU SHOULD CONSULT YOUR FINANCIAL ADVISOR FOR ASSISTANCE IN CHOOSING A CLASS OF FUND SHARES.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Fund offered in this Prospectus and/or provides services to the Fund's shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks, pension plan consultants and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more or for AllianceBernstein Link, AllianceBernstein SIMPLE IRA plans with more than $250,000 in assets or for purchases made by certain other retirement plans.

ABI may pay, at the time of your purchase, a commission to financial intermediaries in an amount equal to 4% of your investment for sales of Class B shares and an amount equal to 1% of your investment for sales of Class C shares.


For Class A, Class C, Class R and Class K shares, up to 100% and, for Class B shares, up to 30% of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries.


In the case of Advisor Class shares, your financial advisor's firm may charge ongoing fees or transactional fees.

  Your financial advisor's firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder recordkeeping and/or transfer agency services.

  Please read this Prospectus carefully for information on this compensation.

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT
In addition to the fees paid to financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2015, ABI's additional payments to these firms for distribution services and educational support related to the AB Mutual Funds are expected to be approximately 0.05% of the average monthly assets of the AB Mutual Funds, or approximately $22 million. In 2014, ABI is expected to pay approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately
$21 million for distribution services and educational support related to the AB Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AB Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see "Management of the Fund--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Fund--Annual Operating Expenses" in the Summary Information at the beginning of this Prospectus.

  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM MAY HAVE AN INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY, IF YOUR FINANCIAL ADVISOR OR HIS OR HER FIRM RECEIVES MORE DISTRIBUTION ASSISTANCE FOR ONE SHARE CLASS VERSUS ANOTHER, THEN THEY MAY HAVE AN INCENTIVE TO RECOMMEND THAT CLASS.

  PLEASE SPEAK WITH YOUR FINANCIAL ADVISOR TO LEARN MORE ABOUT THE TOTAL AMOUNTS PAID TO YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM BY THE FUND, THE ADVISER, ABI AND BY SPONSORS OF OTHER MUTUAL FUNDS HE OR SHE MAY RECOMMEND TO YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL ADVISOR AT THE TIME OF PURCHASE.

As of the date of this Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  Advisor Group, Inc.
  Ameriprise Financial Services
  AXA Advisors
  Cadaret, Grant & Co.
  CCO Investment Services Corp.
  Commonwealth Financial Network
  Donegal Securities
  JP Morgan Securities
  Lincoln Financial Advisors Corp.
  Lincoln Financial Securities Corp.
  LPL Financial
  Merrill Lynch
  Morgan Stanley
  Northwestern Mutual Investment Services
  PNC Investments
  Raymond James
  RBC Wealth Management
  Robert W. Baird
  Santander Securities
  UBS Financial Services
  US Bancorp Investments
  Wells Fargo Advisors

Although the Fund may use brokers and dealers that sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other AB Mutual Funds provided that the other fund offers the same class of shares. Exchanges of Class A shares are made at the next-determined NAV, without sales or service charges, after your order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. Your exchange of shares is priced at the next-determined NAV after your order is received in proper form. You may request an exchange by mail or telephone. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by the Fund Closing Time on that day. The Fund may modify, restrict, or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within seven days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

SELLING SHARES THROUGH YOUR BROKER OR FINANCIAL ADVISOR
Your broker or financial advisor must receive your sales request by the Fund Closing Time and submit it to the Fund by a prearranged time for you to receive that day's NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

SELLING SHARES DIRECTLY TO THE FUND
BY MAIL
.. Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 4th floor
          San Antonio, TX 78230

.. For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact ABIS.

BY TELEPHONE
.. You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

..  ABIS must receive and confirm a telephone redemption request by the Fund
   Closing Time for you to receive that day's NAV, less any applicable CDSC.

.. For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Fund nor the Adviser, ABIS, ABI or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

..  If you have selected electronic funds transfer in your Mutual Fund
   Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per Fund account per day.

.. Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Fund will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.


RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. Money market funds, such as the Fund, are generally not subject to short-term trading strategies. However, the Fund will try to prevent market timing by utilizing the procedures described below. These procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the Fund to sell portfolio securities at inopportune times to raise cash to accommodate redemptions relating to short-term trading. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the Fund may incur increased administrative costs and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a fund ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a fund irrespective of its investments in securities of foreign issuers. Any fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage").

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Fund shares to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agents, ABI and
   ABIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Fund shares, the Fund may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. ACCOUNT BLOCKING PROCEDURES. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Fund will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or exchange activity. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE FUND VALUES ITS SHARES
The Fund's NAV, which is the price at which shares of the Fund are sold and redeemed, is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated at the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). Generally, the NAV is not calculated, and purchase and redemption orders are not accepted, on days that the Exchange is closed; however, the Fund may elect to, but is not required to, remain open for the purposes of processing certain transactions (excluding exchanges into and out of the Fund) and calculating the NAV even on days that the Exchange is closed in the following circumstances:

1) The Federal Reserve System is open;

2) The primary trading markets for the Fund's portfolio instruments are open;
   and

3) The Adviser believes there is an adequate market to meet purchase and redemption requests.

The calculation of NAV in such circumstances will ordinarily be made when the Fund closes for business on that day.

To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

The Fund's adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of June 30, 2015 totaling approximately $485 billion (of which approximately $99.5 billion represented assets of investment companies). As of June 30, 2015, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 18 of the nation's FORTUNE 100 companies), for public employee retirement funds in 24 states and the District of Columbia, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 33 registered investment companies managed by the Adviser, comprising approximately 139 separate investment portfolios, had as of June 30, 2015 approximately 2.8 million shareholder accounts.



The Adviser provides investment advisory services and order placement facilities for the Fund. For these advisory services, the Fund paid the Adviser ..06% (net of any waivers or reimbursement) of average daily net assets during the fiscal year ended April 30, 2015. A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's annual report to shareholders for the fiscal year ended April 30, 2015.


TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Fund. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Many Fund shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. The Fund, ABI and/or the Adviser pay these financial intermediaries and recordkeepers, including those that sell shares of the AB Mutual Funds, fees for sub-transfer agency and recordkeeping services in amounts ranging up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Fund, they are included in the amount appearing opposite the caption "Other Expenses" in the Summary Information at the beginning of this Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

For more information, please refer to the Fund's SAI, call your financial advisor or visit our website at www.ABglobal.com.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The Fund's net income is calculated at the Fund Closing Time, and paid as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income.

The Fund expects that its distributions will primarily consist of net income or, if any, short-term capital gains as opposed to long-term capital gains. For Federal income tax purposes, the Fund's dividend distributions of net income (or short-term capital gains) will be taxable to you as ordinary income. Any distributions attributable to long-term capital gains of the Fund may be taxable to you as long-term capital gains. The Fund's distributions also may be subject to certain state and local taxes.

Each year shortly after December 31, the Fund will send tax information to shareholders stating the amount and type of all of its distributions for the year.

You are encouraged to consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Fund reserves the right to close an account that has remained below $1,000 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AB Mutual Funds have family members living in the same home who also own shares of the same funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AB Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

Portfolio Holdings. Detailed information about the Fund's portfolio holdings as of the last day of the most recent calendar month is posted on the Adviser's website at www.ABglobal.com/abcom/Product_Center/3_Vehicle/MF/MoneyMarkets/Exchange_
Reserves.htm (click on "Literature", then "Money Market Holdings"). This information is updated within five business days after the end of each month and will remain available online for at least six months. The information provides a link to the Commission's website where the most recent 12 months of publicly available information filed by the Fund may be obtained. The Fund's SAI includes a description of the policies and procedures that apply to disclosure of the Fund's portfolio holdings.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of a class of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial statements for all fiscal periods have been audited by Ernst & Young LLP, the independent registered public accounting firm for the Fund. The report of the independent registered public accounting firm, along with the Fund's financial statements, including the financial highlights, are included in the Fund's annual report, which is available upon request.

--------------------------------------------------------------------------------

                                                             OCTOBER 1,
                                                              2014 TO                            CLASS A
                                                             APRIL 30,                   YEAR ENDED SEPTEMBER 30,
                                                              2015(a)        2014        2013       2012       2011      2010
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  1.00     $  1.00     $  1.00    $  1.00    $  1.00    $  1.00
                                                              -------     -------     -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                                        .0002       .0005       .0009      .0018      .0001      .0001
Net realized gain on investment transactions                      .00(c)      .00(c)      .00(c)     .00(c)     .00(c)     .00
Contributions from Affiliates                                     .00         .00(c)      .00        .00        .00        .00
                                                              -------     -------     -------    -------    -------    -------
Net increase in net asset value from operations                 .0002       .0005       .0009      .0018      .0001      .0001
                                                              -------     -------     -------    -------    -------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.0002)     (.0005)     (.0009)    (.0018)    (.0001)    (.0001)
Distributions from net realized gain on investment
 transactions                                                    (.00)(c)    (.00)(c)     .00        .00        .00        .00
                                                              -------     -------     -------    -------    -------    -------
Total dividends and distributions                              (.0002)     (.0005)     (.0009)    (.0018)    (.0001)    (.0001)
                                                              -------     -------     -------    -------    -------    -------
Net asset value, end of period                                $  1.00     $  1.00     $  1.00    $  1.00    $  1.00    $  1.00
                                                              =======     =======     =======    =======    =======    =======
TOTAL RETURN
Total investment return based on net asset value(d)               .03%        .05%        .09%       .18%       .01%       .01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                       $   137     $   217     $   192    $   173    $   221    $   225
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                          .13%^       .12%        .14%       .14%       .23%       .28%+
 Expenses, before waivers/reimbursements                          .61%^       .61%        .62%       .61%       .86%       .84%+
 Net investment income(b)                                         .04%^       .05%        .08%       .17%       .01%       .01%+
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------



                                                        OCTOBER 1,
                                                         2014 TO                              CLASS B
                                                        APRIL 30,                    YEAR ENDED SEPTEMBER 30,
                                                         2015(a)        2014        2013       2012       2011        2010
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $  1.00     $  1.00     $  1.00    $  1.00    $  1.00    $  1.00
                                                         -------     -------     -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                                   .0001       .0003       .0008      .0017      .0001      .0001
Net realized gain on investment transactions                 .00(c)      .00(c)      .00(c)     .00(c)     .00(c)     .00
Contributions from Affiliates                                .00         .00(c)      .00        .00        .00        .00
                                                         -------     -------     -------    -------    -------    -------
Net increase in net asset value from operations            .0001       .0003       .0008      .0017      .0001      .0001
                                                         -------     -------     -------    -------    -------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                      (.0001)     (.0003)     (.0008)    (.0017)    (.0001)    (.0001)
Distributions from net realized gain on investment
 transactions                                               (.00)(c)    (.00)(c)     .00        .00        .00        .00
                                                         -------     -------     -------    -------    -------    -------
Total dividends and distributions                         (.0001)     (.0003)     (.0008)    (.0017)    (.0001)    (.0001)
                                                         -------     -------     -------    -------    -------    -------
Net asset value, end of period                           $  1.00     $  1.00     $  1.00    $  1.00    $  1.00    $  1.00
                                                         =======     =======     =======    =======    =======    =======
TOTAL RETURN
Total investment return based on net asset value(d)          .01%        .03%        .08%       .17%       .01%       .01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                  $     4     $     7     $    10    $    15    $    26    $    36
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                     .15%^       .14%        .14%       .14%       .23%       .29%+
 Expenses, before waivers/reimbursements                    1.34%^      1.33%       1.33%      1.36%      1.61%      1.59%(e)+
 Net investment income(b)                                    .02%^       .03%        .09%       .17%       .01%       .01%+
------------------------------------------------------------------------------------------------------------------------------



See footnote summary on page 24

--------------------------------------------------------------------------------

                                                        OCTOBER 1,
                                                         2014 TO                              CLASS C
                                                        APRIL 30,                    YEAR ENDED SEPTEMBER 30,
                                                         2015(a)        2014        2013       2012       2011        2010
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $  1.00     $  1.00     $  1.00    $  1.00    $  1.00    $  1.00
                                                         -------     -------     -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                                   .0002       .0004       .0009      .0018      .0001      .0001
Net realized gain on investment transactions                 .00(c)      .00(c)      .00(c)     .00(c)     .00(c)     .00
Contributions from Affiliates                                .00         .00(c)      .00        .00        .00        .00
                                                         -------     -------     -------    -------    -------    -------
Net increase in net asset value from operations            .0002       .0004       .0009      .0018      .0001      .0001
                                                         -------     -------     -------    -------    -------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                      (.0002)     (.0004)     (.0009)    (.0018)    (.0001)    (.0001)
Distributions from net realized gain on investment
 transactions                                               (.00)(c)    (.00)(c)     .00        .00        .00        .00
                                                         -------     -------     -------    -------    -------    -------
Total dividends and distributions                         (.0002)     (.0004)     (.0009)    (.0018)    (.0001)    (.0001)
                                                         -------     -------     -------    -------    -------    -------
Net asset value, end of period                           $  1.00     $  1.00     $  1.00    $  1.00    $  1.00    $  1.00
                                                         =======     =======     =======    =======    =======    =======
TOTAL RETURN
Total investment return based on net asset value(d)          .02%        .04%        .09%       .18%       .01%       .01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                  $    14     $    19     $    27    $    22    $    31    $    27
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                     .14%^       .13%        .14%       .14%       .23%       .29%+
 Expenses, before waivers/reimbursements                    1.08%^      1.07%       1.08%      1.08%      1.32%      1.31%(e)+
 Net investment income(b)                                    .03%^       .04%        .08%       .17%       .01%       .01%+
------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------

                                                             OCTOBER 1,
                                                              2014 TO                         ADVISOR CLASS
                                                             APRIL 30,                   YEAR ENDED SEPTEMBER 30,
                                                              2015(a)        2014        2013       2012       2011      2010
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  1.00     $  1.00     $  1.00    $  1.00    $  1.00    $  1.00
                                                              -------     -------     -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                                        .0002       .0005       .0009      .0018      .0001      .0004
Net realized gain on investment transactions                      .00(c)      .00(c)      .00(c)     .00(c)     .00(c)     .00
Contributions from Affiliates                                     .00         .00(c)      .00        .00        .00        .00
                                                              -------     -------     -------    -------    -------    -------
Net increase in net asset value from operations                 .0002       .0005       .0009      .0018      .0001      .0004
                                                              -------     -------     -------    -------    -------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.0002)     (.0005)     (.0009)    (.0018)    (.0001)    (.0004)
Distributions from net realized gain on investment
 transactions                                                    (.00)(c)    (.00)(c)     .00        .00        .00        .00
                                                              -------     -------     -------    -------    -------    -------
Total dividends and distributions                              (.0002)     (.0005)     (.0009)    (.0018)    (.0001)    (.0004)
                                                              -------     -------     -------    -------    -------    -------
Net asset value, end of period                                $  1.00     $  1.00     $  1.00    $  1.00    $  1.00    $  1.00
                                                              =======     =======     =======    =======    =======    =======
TOTAL RETURN
Total investment return based on net asset value(d)               .03%        .05%        .09%       .18%       .01%       .04%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                       $    89     $   923     $   940    $   750    $   700    $   149
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                          .13%^       .12%        .14%       .14%       .22%       .25%+
 Expenses, before waivers/reimbursements                          .31%^       .31%        .32%       .31%       .54%       .54%+
 Net investment income(b)                                         .04%^       .05%        .09%       .18%       .02%       .04%+
--------------------------------------------------------------------------------------------------------------------------------



See footnote summary on page 24

--------------------------------------------------------------------------------

                                                        OCTOBER 1,
                                                         2014 TO                            CLASS R
                                                        APRIL 30,                   YEAR ENDED SEPTEMBER 30,
                                                         2015(a)        2014        2013       2012       2011      2010
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $  1.00     $  1.00     $  1.00    $  1.00    $  1.00    $  1.00
                                                         -------     -------     -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                                   .0001       .0001       .0008      .0018      .0001      .0001
Net realized gain on investment transactions                 .00(c)      .00(c)      .00(c)     .00(c)     .00(c)     .00
Contributions from Affiliates                                .00         .00(c)      .00        .00        .00        .00
                                                         -------     -------     -------    -------    -------    -------
Net increase in net asset value from operations            .0001       .0001       .0008      .0018      .0001      .0001
                                                         -------     -------     -------    -------    -------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                      (.0001)     (.0001)     (.0008)    (.0018)    (.0001)    (.0001)
Distributions from net realized gain on investment
 transactions                                               (.00)(c)    (.00)(c)     .00        .00        .00        .00
                                                         -------     -------     -------    -------    -------    -------
Total dividends and distributions                         (.0001)     (.0001)     (.0008)    (.0018)    (.0001)    (.0001)
                                                         -------     -------     -------    -------    -------    -------
Net asset value, end of period                           $  1.00     $  1.00     $  1.00    $  1.00    $  1.00    $  1.00
                                                         =======     =======     =======    =======    =======    =======
TOTAL RETURN
Total investment return based on net asset value(d)          .01%        .01%        .08%       .18%       .01%       .01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                 $ 5,110     $ 7,800     $ 7,152    $ 6,412    $ 6,271    $ 6,313
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                     .16%^       .16%        .15%       .13%       .22%       .28%+
 Expenses, before waivers/reimbursements                     .84%^       .85%        .84%       .85%       .97%      1.08%+
 Net investment income(b)                                    .02%^       .01%        .08%       .18%       .01%       .01%+
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------



                                                        OCTOBER 1,
                                                         2014 TO                            CLASS K
                                                        APRIL 30,                   YEAR ENDED SEPTEMBER 30,
                                                         2015(a)        2014        2013       2012       2011      2010
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $  1.00     $  1.00     $  1.00    $  1.00    $  1.00    $  1.00
                                                         -------     -------     -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                                   .0002       .0002       .0008      .0017      .0001      .0002
Net realized gain on investment transactions                 .00(c)      .00(c)      .00(c)     .00(c)     .00(c)     .00
Contributions from Affiliates                                .00         .00(c)      .00        .00        .00        .00
                                                         -------     -------     -------    -------    -------    -------
Net increase in net asset value from operations            .0002       .0002       .0008      .0017      .0001      .0002
                                                         -------     -------     -------    -------    -------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                      (.0002)     (.0002)     (.0008)    (.0017)    (.0001)    (.0002)
Distributions from net realized gain on investment
 transactions                                               (.00)(c)    (.00)(c)     .00        .00        .00        .00
                                                         -------     -------     -------    -------    -------    -------
Total dividends and distributions                         (.0002)     (.0002)     (.0008)    (.0017)    (.0001)    (.0002)
                                                         -------     -------     -------    -------    -------    -------
Net asset value, end of period                           $  1.00     $  1.00     $  1.00    $  1.00    $  1.00    $  1.00
                                                         =======     =======     =======    =======    =======    =======
TOTAL RETURN
Total investment return based on net asset value(d)          .02%        .02%        .08%       .17%       .01%       .02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                 $25,653     $26,229     $30,605    $35,221    $43,108    $40,762
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                     .15%^       .15%        .14%       .15%       .23%       .27%+
 Expenses, before waivers/reimbursements                     .58%^       .59%        .60%       .69%       .82%       .83%+
 Net investment income(b)                                    .03%^       .02%        .09%       .17%       .01%       .02%+
---------------------------------------------------------------------------------------------------------------------------



See footnote summary on page 24

--------------------------------------------------------------------------------

                                                          OCTOBER 1,
                                                           2014 TO                              CLASS I
                                                          APRIL 30,                    YEAR ENDED SEPTEMBER 30,
                                                           2015(a)         2014        2013        2012        2011      2010
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $     1.00     $   1.00     $   1.00    $   1.00    $  1.00    $  1.00
                                                        ----------     --------     --------    --------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                                     .0004        .0007        .0010       .0018      .0011      .0015
Net realized gain on investment transactions                   .00(c)       .00(c)       .00(c)      .00(c)     .00(c)     .00
Contributions from Affiliates                                  .00          .00(c)       .00         .00        .00        .00
                                                        ----------     --------     --------    --------    -------    -------
Net increase in net asset value from operations              .0004        .0007        .0010       .0018      .0011      .0015
                                                        ----------     --------     --------    --------    -------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                        (.0004)      (.0007)      (.0010)     (.0018)    (.0011)    (.0015)
Distributions from net realized gain on investment
 transactions                                                 (.00)(c)     (.00)(c)      .00         .00        .00        .00
                                                        ----------     --------     --------    --------    -------    -------
Total dividends and distributions                           (.0004)      (.0007)      (.0010)     (.0018)    (.0011)    (.0015)
                                                        ----------     --------     --------    --------    -------    -------
Net asset value, end of period                          $     1.00     $   1.00     $   1.00    $   1.00    $  1.00    $  1.00
                                                        ==========     ========     ========    ========    =======    =======
TOTAL RETURN
Total investment return based on net asset value(d)            .04%         .07%         .10%        .18%       .11%       .15%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                $1,776,473     $615,207     $276,480    $979,369    $ 1,906    $ 2,365
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                       .09%^        .10%         .13%        .14%       .13%       .15%+
 Expenses, before waivers/reimbursements                       .28%^        .29%         .28%        .32%       .40%       .41%+
 Net investment income(b)                                      .08%^        .07%         .10%        .19%       .12%       .15%+
--------------------------------------------------------------------------------------------------------------------------------



(a)The Fund changed its fiscal year end from September 30 to April 30.



(b)Net of fees waived and expenses reimbursed.



(c)Amount is less than $0.00005.



(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.



(e)Ratios restated from 1.34% and 1.06% for Class B and Class C, respectively.



 ^ Annualized.



 + The ratio includes expenses attributable to costs of proxy solicitation.

APPENDIX A
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------


A settlement agreement between the Adviser and the New York State Attorney General requires the Fund to include the following supplemental hypothetical investment information which provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Fund" in this Prospectus about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Fund assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for the Fund is the same as stated under "Fees and Expenses". If you wish to obtain hypothetical investment information for other classes of shares of the Fund, please refer to the "Hypothetical Fee and Expense Calculator" on www.ABglobal.com (click on "Menu--Americas--Individual Investors--United States (US Citizens)", then "Investments--Calculators"). Your actual expenses may be higher or lower.


--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  481.30    $ 9,997.45
   2              9,997.45      499.87    10,497.32      58.78     10,438.54
   3             10,438.54      521.93    10,960.47      61.38     10,899.09
   4             10,899.09      544.95    11,444.04      64.09     11,379.95
   5             11,379.95      569.00    11,948.95      66.91     11,882.04
   6             11,882.04      594.10    12,476.14      69.87     12,406.27
   7             12,406.27      620.31    13,026.58      72.95     12,953.63
   8             12,953.63      647.68    13,601.31      76.17     13,525.14
   9             13,525.14      676.26    14,201.40      79.53     14,121.87
   10            14,121.87      706.09    14,827.96      83.04     14,744.92
   --------------------------------------------------------------------------
   Cumulative                $5,858.94               $1,114.02

For more information about the Fund, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund's SAI and the independent public accounting firm's report and financial statements in the Fund's most recent annual report are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Fund, by contacting your broker or other financial intermediary, or by contacting the Adviser:

BY MAIL:          c/o AllianceBernstein Investor Services, Inc.
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

BY PHONE:         For Information: 800-221-5672
                  For Literature: 800-227-4618

ON THE INTERNET:  www.ABglobal.com

Or you may view or obtain these documents from the Securities and Exchange Commission (the "Commission"):

.. Call the Commission at 202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-1520.

The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein(R) is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SEC File No. 811-08294
                                                                  PRO-0114-0815

                                    [GRAPHIC]

[A/B]
[LOGO]

AB EXCHANGE RESERVES
(Class A-AEAXX; Class B-AEBXX; Class C-AECXX; Class R-AREXX; Class K-AEKXX; Class I-AIEXX; Advisor Class-AEYXX)


--------------------------------------------------------------------------------
c/o AllianceBernstein Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free: (800) 221-5672

--------------------------------------------------------------------------------


                      STATEMENT OF ADDITIONAL INFORMATION
                                August 28, 2015


--------------------------------------------------------------------------------


      This Statement of Additional Information ("SAI") is not a prospectus, but supplements and should be read in conjunction with the current prospectus for AB Exchange Reserves (the "Fund"), dated August 28, 2015, that offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares of the Fund (the "Prospectus"). Financial statements for the Fund for the fiscal year ended April 30, 2015 are included in the Fund's annual report to shareholders and are incorporated into the SAI by reference. Copies of the Prospectus and the Fund's annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or telephone number shown above or on the Internet at www.ABglobal.com.

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----


INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS                                1
MANAGEMENT OF THE FUND                                                         9
EXPENSES OF THE FUND                                                          28
PURCHASE OF SHARES                                                            32
REDEMPTION AND REPURCHASE OF SHARES                                           54
SHAREHOLDER SERVICES                                                          57
DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE                            60
TAXES                                                                         61
PORTFOLIO TRANSACTIONS                                                        62
GENERAL INFORMATION                                                           64
FINANCIAL STATEMENTS AND REPORT OF  INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                                                               70


--------
The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein(R) is a registered trademark used by permission of the owner, AllianceBernstein L.P.

--------------------------------------------------------------------------------

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

--------------------------------------------------------------------------------

      The Fund is a diversified, open-end investment company. The Fund's objective is maximum current income to the extent consistent with safety of principal and liquidity. As is true with all investment companies, there can be no assurance that the Fund's objective will be achieved. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in the amount of the Fund's assets will not constitute a violation of that restriction.

      The Fund pursues its objective by maintaining a portfolio of high quality U.S. Dollar-denominated money market securities. The Fund invests securities in accordance with Securities and Exchange Commission (the "SEC") Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Accordingly, under Rule 2a-7, the Fund will invest in securities that at the time of investment have remaining maturities not exceeding 397 days. The Fund is subject under Rule 2a-7 to maturity limits. Currently, the maximum dollar-weighted average maturity of the Fund's investments is limited to 60 days or less and the dollar-weighted average life of the Fund's investments is limited to 120 days or less. For purposes of calculating weighted average maturity, the maturity of an adjustable rate security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating weighted average life, the life of an adjustable rate security will be its stated final maturity, without regard to interest rate adjustments. The Fund is also subject to minimum daily and weekly liquidity requirements. The Fund must hold at least 10% of its total assets in daily liquid assets as defined in Rule 2a-7, determined at the time of acquisition of a security. Daily liquid assets are currently defined in Rule 2a-7 as cash, direct obligations of the U.S. Government, or securities that will mature, or are subject to a demand feature that is exercisable, within one business day. The Fund must also hold at least 30% of its total assets in weekly liquid assets, which are defined in the same way as daily liquid assets except that they must mature, or be subject to a demand feature that is exercisable, within five business days.


      The SEC recently adopted amendments to Rule 2a-7 governing money market funds. The amendments have different implications for prime and tax-exempt institutional money market funds, and U.S. Government and retail money market funds. The amendments will require prime money market funds that have institutional investors to sell and redeem their shares at a floating net asset value ("NAV") based on the current market value of securities in their underlying portfolios while government money market funds and retail money market funds will continue to be permitted to maintain a stable NAV. There are a number of changes under the amendments that relate to diversification, disclosure, reporting and stress testing requirements for money market funds. The Fund is implementing these changes on or before the dates they become effective. The amended rule will permit the Fund, at the discretion of the Fund's Board of Trustees (the "Trustees"), to, under certain circumstances, impose liquidity fees of up to 2% on, or suspend, redemptions for limited periods of time. The Fund also may be required to impose a liquidity fee of 1% on redemptions at times of severely reduced liquidity of Fund assets, unless the Trustees determine that no fee or a different liquidity fee (up to 2%) is in the Fund's best interests.


                                    General
                                    -------

      The Fund intends to comply with Rule 2a-7 under the 1940 Act, as amended from time to time, including the portfolio quality, maturity and diversification conditions imposed by the Rule. To the extent that the Fund's limitations are more permissive than Rule 2a-7, the Fund will comply with the more restrictive provisions of the Rule.

      Pursuant to Rule 2a-7 as currently in effect, the Fund may invest only in U.S. Dollar-denominated securities that the Fund's investment adviser, AllianceBernstein L.P. (the "Adviser") determines present minimal credit risk and that are, at the time of acquisition, "Eligible Securities," as that term is defined in the Rule. Generally, an Eligible Security is a security that has a remaining maturity of 397 days or less unless otherwise permitted by Rule 2a-7. Under the SEC's guidance in a no-action letter dated August 19, 2010, the security must be rated, or issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any Requisite NRSROs, which are currently defined in Rule 2a-7 as nationally recognized statistical rating organizations ("NRSROs"). If only one NRSRO has issued a rating, that rating may be used. In addition, an Unrated Security, as defined in Rule 2a-7, may be an Eligible Security if the Adviser determines that it is of comparable quality to a Rated Security.

      Eligible Securities are classified as either first-tier securities or second-tier securities. Generally, a first-tier security is an Eligible Security that has received a short-term rating from the Requisite NRSROs in the highest short-term rating category for debt obligations or is an Unrated Security deemed to be of comparable quality. Any Eligible Security that is a U.S. Government Security is also a first-tier security. A security that has received the second highest rating by the Requisite NRSROs, or is an unrated security of comparable quality, is a second-tier security. Under Rule 2a-7, the Fund may not invest more than five percent of its assets in first-tier securities of any one issuer other than the U.S. Government, its agencies and instrumentalities or repurchase agreements collateralized by the U.S. Government securities subject to look-through treatment. Under Rule 2a-7, the Fund may not invest in a second-tier security if (i) the security has a remaining maturity of greater than 45 calendar days and (ii) immediately after the acquisition thereof, the Fund would have invested more than (A) 1/2 of one percent of its total assets in the second-tier securities of any one issuer or (B) three percent of its total assets in second-tier securities. In connection with its recent adoption of changes to Rule 2a-7, the SEC re-proposed amendments to the Rule to remove references to NRSROs and to substitute other standards of creditworthiness.

                                 Fund Policies
                                 -------------

      The Fund's investment objective is a "fundamental policy" within the meaning of the 1940 Act and may not be changed without the affirmative vote of a majority of the Fund's outstanding shares as defined below under "Certain Fundamental Investment Policies". Except as otherwise provided, the Fund's investment policies are not designated "fundamental policies" and may, therefore, be changed by the Trustees without a shareholder vote.

      The Fund's investments may include the following:

      1. U.S. Government Securities. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Farm Credit, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Land Banks, and Federal National Mortgage Association ("FNMA"). Some of the securities are supported by the full faith and credit of the U.S. Treasury and others are supported by the right of the issuer to borrow from the Treasury. Securities issued by the FHLMC and the FNMA were supported only by the credit of the agency or instrumentality, but since 2008 when these entities were placed in conservatorship, their securities are, in effect, supported by the full faith and credit of the U.S. Treasury. These securities are considered U.S. Government securities for the purposes of Rule 2a-7 under the 1940 Act.

      2. Certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks or savings and loan associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.


      3. Commercial paper, including asset-backed commercial paper ("ABCP"), variable amount master demand notes and funding agreements, of high quality. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. For a description of ABCP, see "Asset-Backed Securities" below. A variable amount master demand note represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. For a further description of variable amount master demand notes, see "Floating- and Variable-Rate Obligations" below.


      4. Repurchase agreements that are fully collateralized. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor on an agreed-upon future date, normally one day or a week later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate that is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Repurchase agreements may be entered into only with those banks (including State Street Bank and Trust Company, the Fund's Custodian) or broker-dealers that are determined to be creditworthy by the Adviser. For each repurchase agreement, the Fund requires continual maintenance of the market value of underlying collateral in amounts equal to, or in excess of, the agreement amount. While the maturities of the underlying collateral may exceed 397 days, the term of the repurchase agreement may not be greater than 397 days, as currently required by Rule 2a-7. If a counterparty defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty became bankrupt, the Fund might be delayed in selling the collateral. Repurchase agreements often are for short periods such as one day or a week, but may be longer. A repurchase agreement is deemed to be an acquisition of the underlying securities provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully, as defined in Rule 2a-7.

                    Additional Investment Policies and Risks
                    ----------------------------------------

      The following investment policies and risks supplement those set forth above for the Fund.

      Asset-Backed Securities. The Fund may invest in asset-backed securities that meet its existing diversification, quality and maturity criteria. These securities must generally be rated, as required by Rule 2a-7. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose entity. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer. Generally, as required by Rule 2a-7, the special purpose entity is deemed to be the issuer of the asset-backed security; however, the Fund is required to treat any obligor whose obligations constitute ten percent or more of the assets of the asset-backed security as the issuer of the portion of the asset-backed security such obligations represent.

      ABCP is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit's underlying asset portfolio and the conduit's ability to issue new ABCP. There could be greater risks of investments in ABCP, or even losses, in the event of credit or market value deterioration in the conduit's underlying portfolio, mismatched in the timing of the cash flows of the underlying asset interests and the repayment of maturing ABCP, or the conduit's inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, commercial paper stop-issuance and wind-down triggers. However, there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

      Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the value of the ABCP could decline if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP.

      Floating- and Variable-Rate Obligations. The Fund may also purchase floating- and variable-rate obligations, including floating- and variable-rate demand notes and bonds. The Fund may invest in variable- and floating-rate obligations whose interest rates are adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The Fund may also purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice.

      The Fund also invests in variable amount master demand notes (which may have put features in excess of 30 days) which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. Because these obligations are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, when these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

      Illiquid Securities. Pursuant to Rule 2a-7, the Fund will not invest in "illiquid securities" if immediately after such investment more than 5% of the Fund's total assets would be invested in such securities. Under Rule 2a-7, an illiquid security is one that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value attributed to it by the Fund. Following the purchase of an illiquid security by the Fund, the Adviser monitors continuously the liquidity of such security and reports to the Trustees regarding purchases of illiquid securities.

      Investments in Other Investment Companies. The Fund may invest in the securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

      Loans of Portfolio Securities. The Fund may seek to increase income by lending portfolio securities to brokers, dealers, and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules or regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of or exemptive orders under the 1940 Act. Under the Fund's securities lending program, all securities loans will be secured continually by cash collateral. A principal risk in lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities upon the borrower's default. In determining whether to lend securities to a particular borrower, the Adviser (subject to oversight by the Board) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Fund will be compensated for the loan from a portion of the net return from the interest earned on the cash collateral after a rebate paid to the borrower (which may be a negative amount - i.e., the borrower may pay a fee to the Fund in connection with the loan) and payments for fees paid to the securities lending agent and for certain other administrative expenses.

      The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities.

      The Fund will invest cash collateral in a money market fund that complies with Rule 2a-7 that has been approved by the Board and that is expected to be advised by the Adviser. Any such investment of cash collateral will be subject to the money market fund's investment risk. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

      The Fund will not have the right to vote any securities having voting rights during the existence of the loan. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise voting or ownership rights. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned.

      Reverse Repurchase Agreements. While the Fund has no plans to do so, it may enter into reverse repurchase agreements, which involve the sale of money market securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

      Securities Issued by Foreign Banks or Foreign Companies. The Fund may invest up to 25% of its total assets in money market instruments issued by foreign branches of foreign banks. The Fund also may make investments in dollar-denominated certificates of deposit and bankers' acceptances issued or guaranteed by, or dollar-denominated time deposits maintained at, foreign branches of U.S. banks and U.S. and foreign branches of foreign banks, and commercial paper issued by foreign companies. To the extent that the Fund makes such investments, consideration is given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, the lower level of government supervision of issuers, the difficulty in enforcing contractual obligations and the lack of uniform accounting and financial reporting standards.


      When-Issued Securities. The Fund is permitted to purchase "when-issued" securities related to the types of securities in which it is permitted to invest. With respect to these securities, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs from within ten days to one month after the purchase of the issue. During the period between purchase and settlement, no payment is made by the Fund to the issuer and, thus, no interest accrues to the Fund from the transaction. When-issued securities may be sold prior to the settlement date. To facilitate acquisitions, the Fund will segregate liquid high grade debt securities having value equal to or greater than commitments held by the Fund. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from the available cash flow. If the Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it can incur a gain or loss. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it records the transaction and reflects the value of the security in determining its NAV. The Fund's investments in when-issued securities are subject to the risk of market fluctuations because the Fund agrees to buy the securities at a certain price, even though the market price of the securities at the time of delivery may be lower than the agreed-upon purchase price.


      General. While there are many kinds of short-term securities used by money market investors, the Fund, in keeping with its primary investment objective of safety of principal, generally invests in the types summarized above. Net income to shareholders is aided both by the Fund's ability to make investments in large denominations and by its efficiencies of scale. Also, the Fund may seek to improve portfolio income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in money markets. The market value of the Fund's investments may decrease during periods of rising interest rates and may increase during intervals of falling rates. These changes in value are usually smaller for short-term debt securities than for debt securities with longer maturities. In addition, if interest rates on money market securities in which the Fund invests remain low for an extended period of time, the Fund may have difficulties in providing a positive yield, paying expenses out of Fund assets, or maintaining a stable $1.00 NAV.

      Cyber Security Risk. As the use of the Internet and other technologies has become more prevalent in the course of business, the Fund and its service providers, including the Adviser, have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests have the ability to cause disruptions and affect business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed that are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Fund does not control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.

Certain Fundamental Investment Policies
---------------------------------------

      The Fund has adopted the following fundamental investment policies, which may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities, which means the affirmative vote of a majority of the Fund's outstanding shares, which means the vote of (1) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares, whichever is less.

      As a matter of fundamental policy, the Fund:

      (i) may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;(1)

--------
(1) This limitation does not apply to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities or certificates of deposit and bankers' acceptances issued or guaranteed by, or interest-bearing savings deposits maintained at, banks and savings institutions and loan associations (including foreign branches of U.S. banks and U.S. branches of foreign banks).

      (ii) may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities; (iii) may not make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities;

      (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rule or regulations may be amended from time to time), or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act;

      (iv) may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

      (v) may purchase or sell commodities or options thereon to the extent permitted by applicable law; or

      (vi) may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act. As a fundamental policy, which cannot be changed without shareholder approval, the Fund is diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Fund's assets consist of:

      o     Cash or cash items;
      o     Government securities;
      o     Securities of other investment companies; and
      o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Fund.(2)

--------
(2) As a matter of operating policy, pursuant to Rule 2a-7, the Fund will invest no more than 5% of its assets in the first tier (as defined in Rule 2a-7) securities of any one issuer, except that under Rule 2a-7, the Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days. This policy with respect to diversification would give the Fund the ability to invest, with respect to 25% of its assets, more than 5% of its assets, in any one issuer only in the event Rule 2a-7 is amended in the future.

--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

The Adviser
-----------

      The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Trust's Board. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.


      The Adviser is a leading global investment management firm supervising client accounts with assets as of June 30, 2015, totaling approximately $485 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

      As of June 30, 2015, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

                 AXA and its subsidiaries                    62.1%
                 AllianceBernstein Holding L.P.              36.5
                 Unaffiliated holders                         1.4
                                                          ------------
                                                            100.0%
                                                          ============

      AXA is a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries"). AllianceBernstein Holding L.P. ("Holding") is a Delaware limited partnership, the units of which, ("Holding Units") are traded publicly on the New York Stock Exchange (the "Exchange") under the ticker symbol "AB". As of June 30, 2015, AXA owned approximately 1.4% of the issued and outstanding assignments of beneficial ownership of Holding Units.

      AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate 62.7% economic interest in the Adviser as of June 30, 2015.


Advisory Agreement and Expenses
-------------------------------


      Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Trustees and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund without charge with management supervision and assistance and office facilities. Under the Advisory Agreement, the Fund pays an advisory fee at an annual rate of .25 of 1% of the first $1.25 billion of the average daily net value of the Fund's net assets, .24 of 1% of the next $.25 billion of such assets, .23 of 1% of the next $.25 billion of such assets, .22 of 1% of the next $.25 billion of such assets, .21 of 1% of the next $1 billion of such assets and .20 of 1% of the average daily value of the Fund's net assets in excess of $3 billion. The fee is accrued daily and paid monthly under the Advisory Agreement. For the fiscal period(3) ended April 30, 2015, the Adviser received from the Fund advisory fees of $667,795 (net of $2,113,973 waived by the Advisor. For the fiscal years ended September 30, 2014, 2013, and 2012, the Adviser received from the Fund advisory fees of $931,470 (net of $3,077,514 waived by the Adviser), $1,771,139 (net of
$2,752,919 waived by the Adviser), and $1,749,578 (net of $2,610,975 waived by the Adviser), respectively.


--------


(3)   The Fund recently changed its fiscal year end from September 30 to April
      30. Therefore the period between October 1, 2014 and April 30, 2015 does not represent a full calendar year.

      The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates. In such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Trustees. For the period ended April 30, 2015 and the year ended September 30, 2014, such fees amounted to $36,129 and $76,189, respectively.

      The Advisory Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Trustees, including in either case approval by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. Most recently, continuance of the Advisory Agreement was approved for an additional annual term by the Trustees of the Fund at meetings held on November 4-6, 2014.


      Any material amendment to the Advisory Agreement must be approved by the vote of a majority of the outstanding securities of the Fund and by a vote of a majority of the Trustees who are not interested persons of the Fund or the Adviser. The Advisory Agreement is terminable without penalty by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Trustees on 60 days' written notice, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

      Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.


      The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AB Blended Style Series, Inc., AB Bond Fund, Inc., AB Cap Fund, Inc., AB Core Opportunities Fund, Inc., AB Corporate Shares, AB Discovery Growth Fund, Inc., AB Equity Income Fund, Inc., AB Fixed-Income Shares, Inc., AB Global Bond Fund, Inc., AB Global Real Estate Investment Fund, Inc., AB Global Risk Allocation Fund, Inc., AB Global Thematic Growth Fund, Inc., AB Growth and Income Fund, Inc., AB High Income Fund, Inc., AB Institutional Funds, Inc., AB International Growth Fund, Inc., AB Large Cap Growth Fund, Inc., AB Municipal Income Fund, Inc., AB Municipal Income Fund II, AB Trust, AB Unconstrained Bond Fund, Inc., AB Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford
C. Bernstein Fund II, Inc., The AB Pooling Portfolios, and The AB Portfolios, all open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AB Multi-Manager Alternative Fund, AllianceBernstein National Municipal Income Fund, Inc., Alliance California Municipal Income Fund, Inc. and Alliance New York Municipal Income Fund, Inc., all closed-end investment companies. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the "AB Fund Complex", while all of these investment companies, except the Sanford C. Bernstein Fund, Inc., and the AB Multi-Manager Alternative Fund, are referred to collectively below as the "AB Funds".


Board of Trustees Information
-----------------------------

      Certain information concerning the Trustees is set forth below.


                                                                               OTHER PUBLIC
                                                                 PORTFOLIOS    COMPANY
                             PRINCIPAL                           IN FUND       DIRECTORSHIPS
NAME, ADDRESS*,              OCCUPATION(S)                       COMPLEX       CURRENTLY
AND AGE                      DURING PAST FIVE                    OVERSEEN      HELD BY
(YEAR ELECTED**)             YEARS OR LONGER                     BY DIRECTOR   DIRECTOR
---------------              ----------------                    -----------   ----------
INDEPENDENT TRUSTEES

Chairman of the Board

Marshall C. Turner, Jr.,#    Private Investor since prior to        121        Xilinx, Inc.
73                           2010.  Former Chairman and CEO of                 (programmable logic
(2005)                       Dupont Photomasks, Inc.                           semi-conductors)
                             (components of semi-conductor                     since 2007
                             manufacturing).  He has extensive
                             operating, leadership and venture
                             capital investing experience,
                             including five interim or
                             full-time CEO roles, and prior
                             service as general partner of
                             several institutional venture
                             capital partnerships, and serves
                             on the boards of three education
                             and science-related non-profit
                             organizations.  He has served as
                             a director of one AB fund since
                             1992, and director or trustee of
                             multiple AB funds since 2005.  He
                             has been Chairman of the AB Funds
                             since January 2014, and the
                             Chairman of the Independent
                             Directors Committees of such
                             Funds since February 2014.

John H. Dobkin,#             Independent Consultant since           121        None
73                           prior to 2010.  Formerly,
(1994)                       President of Save Venice, Inc.
                             (preservation organization) from
                             2001-2002; Senior Advisor from
                             June 1999-June 2000 and President
                             of Historic Hudson Valley
                             (historic preservation) from
                             December 1989-May 1999.
                             Previously, Director of the
                             National Academy of Design. He
                             has served as a director or
                             trustee of various AB Funds since
                             1992, and as Chairman of the
                             Audit Committees of a number of
                             such Funds from 2001-2008.

Michael J. Downey,#          Private Investor since prior to        121        Asia Pacific Fund,
71                           2010.  Formerly, managing partner                 Inc. (registered
(2005)                       of Lexington Capital, LLC                         investment company)
                             (investment advisory firm) from                   since prior to 2010
                             December 1997 until December
                             2003.  He also served as director
                             of Prospect Acquisition Corp.
                             (financial services) from 2007
                             until 2009.  From 1987 until
                             1993, Chairman and CEO of
                             Prudential Mutual Fund
                             Management, director of the
                             Prudential mutual funds, and
                             member of the Executive Committee
                             of Prudential Securities Inc.  He
                             has served as a director or
                             trustee of the AB Funds since
                             2005 and is a director and
                             Chairman of one other registered
                             investment company.

William H. Foulk, Jr.,#,##   Investment Adviser and an              121        None
82                           Independent Consultant since
(1994)                       prior to 2010.  Previously, he
                             was Senior Manager of Barrett
                             Associates, Inc., a registered
                             investment adviser. He was
                             formerly Deputy Comptroller and
                             Chief Investment Officer of the
                             State of New York and, prior
                             thereto, Chief Investment Officer
                             of the New York Bank for Savings.
                             He has served as a director or
                             trustee of various AB Funds since
                             1983, and was Chairman of the
                             Independent Directors Committees
                             of the AB Funds from 2003 until
                             early February 2014.  He served
                             as Chairman of such funds from
                             2003 through December 2013. He is
                             also active in a number of mutual
                             fund related organizations and
                             committees.

D. James Guzy,#              Chairman of the Board of SRC           121        None
79                           Computers, Inc.
(2005)                       (semi-conductors), with which he
                             has been associated since prior
                             to 2010.  He served as Chairman
                             of the Board of PLX Technology
                             (semi-conductors) since prior to
                             2010 until November 2013.  He was
                             a director of Intel Corporation
                             (semi-conductors) from 1969 until
                             2008, and served as Chairman of
                             the Finance Committee of such
                             company for several years until
                             May 2008.  He has served as a
                             director or trustee of one or
                             more of the AB Funds since 1982.

Nancy P. Jacklin,#,##        Professorial Lecturer at the           121        None
67                           Johns Hopkins School of Advanced
(2006)                       International Studies
                             (2008-2015).  U.S. Executive
                             Director of the International
                             Monetary Fund (which is
                             responsible for ensuring the
                             stability of the international
                             monetary system), (December
                             2002-May 2006); Partner, Clifford
                             Chance (1992-2002); Sector
                             Counsel, International Banking
                             and Finance, and Associate
                             General Counsel, Citicorp
                             (1985-1992); Assistant General
                             Counsel (International), Federal
                             Reserve Board of Governors
                             (1982-1985); and Attorney
                             Advisor, U.S. Department of the
                             Treasury (1973-1982).  Member of
                             the Bar of the District of
                             Columbia and of New York; and
                             member of the Council on Foreign
                             Relations.  She has served as a
                             director or trustee of the AB
                             Funds since 2006 and has been
                             Chairman of the Governance and
                             Nominating Committees of the Fund
                             since August 2014.

Garry L. Moody,#             Independent Consultant.                121        None
63                           Formerly, Partner, Deloitte &
(2008)                       Touche LLP (1995-2008) where he
                             held a number of senior
                             positions, including Vice
                             Chairman, and U.S. and Global
                             Investment Management Practice
                             Managing Partner; President,
                             Fidelity Accounting and Custody
                             Services Company (1993-1995); and
                             Partner, Ernst & Young LLP
                             (1975-1993), where he served as
                             the National Director of Mutual
                             Fund Tax Services and Managing
                             Partner of its Chicago Office Tax
                             department.  He is a member of
                             both the Governing Council of the
                             Independent Directors Council
                             (IDC), an organization of
                             independent directors of mutual
                             funds, and the Trustee Advisory
                             Board of BoardIQ, a biweekly
                             publication focused on issues and
                             news affecting directors of
                             mutual funds.  He has served as a
                             director or trustee, and as
                             Chairman of the Audit Committees,
                             of the AB Funds since 2008.

Earl D. Weiner,#             Of Counsel, and Partner prior to       121        None
76                           January 2007, of the law firm
(2007)                       Sullivan & Cromwell LLP and is a
                             former member of the ABA Federal
                             Regulation of Securities
                             Committee Task Force to draft
                             editions of the Fund Director's
                             Guidebook.  He has served as a
                             director or trustee of the AB
                             Funds since 2007 and served as
                             Chairman of the Governance and
                             Nominating Committees of the AB
                             Funds from 2007 until August
                             2014.

INTERESTED TRUSTEE

Robert M. Keith, +           Senior Vice President of the           121        None
55                           Adviser++ and the head of
(2010)                       AllianceBernstein Investments,
                             Inc. ("ABI")++ since July 2008;
                             Director of ABI and President of
                             the AB Mutual Funds. Previously,
                             he served as Executive Managing
                             Director of ABI from December
                             2006 to June 2008.  Prior to
                             joining ABI in 2006, Executive
                             Managing Director of Bernstein
                             Global Wealth Management, and
                             prior thereto, Senior Managing
                             Director and Global Head of
                             Client Service and Sales of the
                             Adviser's institutional
                             investment management business
                             since 2004.  Prior thereto, he
                             was Managing Director and Head of
                             North American Client Service and
                             Sales in the Adviser's
                             institutional investment
                             management business, with which
                             he has been associated since
                             prior to 2004.


---------
*     The address for each of the Fund's Trustees is c/o AllianceBernstein L.P.,
      Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**    There is no stated term of office for the Fund's Trustees.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##    Member of the Pricing Committee.

+ Mr. Keith is an "interested person", as defined in Section 2(a)(19) of the Investment Company Act of 1940, of the Trust due to his position as a Senior Vice President of the Adviser.

++    The Adviser and ABI are affiliates of the Trust.


      In addition to the public company directorships currently held by the Directors set forth in the table above, Mr. Turner was a director of SunEdison, Inc. (solar materials and power plants) since prior to 2010 until July 2014, Mr. Downey was a director of The Merger Fund (registered investment company) since prior to 2010 until 2013, Mr. Guzy was Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013 and a director of Cirrus Logic Corporation (semi-conductors) from prior to 2010 until July 2011, and Mr. Moody was a director of Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) from August 2013 until January 2014.


      The business and affairs of the Trust are overseen by the Board. Trustees who are not "interested persons" of the Trust as defined in the 1940 Act, are referred to as "Independent Trustees", and Trustees who are "interested persons" of the Trust are referred to as "Interested Trustees". Certain information concerning the Trust's governance structure and each Trustee is set forth below.

      Experience, Skills, Attributes and Qualifications of the Trust's Trustees. The Governance and Nominating Committee of the Board, which is composed of Independent Trustees, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Trustees for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Trustee, the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Trust. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

      The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Trust and protecting the interests of stockholders. The Board has concluded that, based on each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee is qualified and should continue to serve as such.

      In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Trustee during his or her tenure (including the Trustee's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as trustee of the Trust, is provided in the table above and in the next paragraph.


      Among other attributes and qualifications common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Trustees), to interact effectively with the Adviser, other service providers, counsel and the Trust's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. In addition to his or her service as a Trustee of the Trust and other AB Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committees of many of the AB Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AB funds and as Chairman of a non-AB closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Comptroller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement
Fund), served as Chairman of the Independent Directors Committees from 2003 until early February 2014, served as Chairman of the AB Funds from 2003 through December 2013, and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator, as U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), as a financial services lawyer in private practice, and has served as Chairman of the Governance and Nominating Committees of the AB Funds since August 2014; Mr. Keith has experience as an executive of the Adviser with responsibilities for, among other things, the AB Funds; Mr. Moody has experience as a certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of both the governing council of an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds, and has served as a director or trustee and Chairman of the Audit Committees of the AB Funds since 2008; Mr. Turner has experience as a director (including Chairman and Chief Executive officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships, and has served as Chairman of the AB Funds since January 2014 and the Chairman of the Independent Directors Committees of such Funds since February 2014; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as director or trustee of various non-profit organizations and Chairman or Vice Chairman of a number of them, and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.


      Board Structure and Oversight Function. The Board is responsible for oversight of the Trust. The Trust has engaged the Adviser to manage the Trust on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Trust's other service providers in the operations of the Trust in accordance with the Trust's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Trust's Declaration of Trust and bylaws. The Board meets in-person at regularly scheduled meetings eight times throughout the year. In addition, the Trustees may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also regularly meet without the presence of any representatives of management. As described below, the Board has established four standing committees - the Audit, Governance and Nominating, Independent Directors, and Pricing Committees - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Trustees. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

      An Independent Trustee serves as Chairman of the Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Trustees and management. The Trustees have determined that the Board's leadership by an Independent Trustee and its committees composed exclusively of Independent Trustees is appropriate because they believe it sets the proper tone to the relationships between the Trust, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the Trust is required to have an Independent Trustee as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.


      Risk Oversight. The Trust is subject to a number of risks, including investment, compliance and operational risks, including cyber risks. Day-to-day risk management with respect to the Trust resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Trust; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

      Risk oversight forms part of the Board's general oversight of the Trust's investment program and operations and is addressed as part of various regular Board and committee activities. The Trust's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Trust's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Trustees regularly receive reports from, among others, management (including the Chief Risk Officer and the Global Heads of Investment Risk and Trading Risk of the Adviser), the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer), the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm and counsel, the Adviser's Chief Compliance Officer and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser's risk management programs. In addition, the Trustees receive regular updates on cyber security matters from the Adviser.


      Not all risks that may affect the Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals. As a result of the foregoing and other factors the Fund's ability to manage risk is subject to substantial limitations.


      Board Committees. The Fund's Board has four standing committees -- an Audit Committee, a Governance and Nominating Committee, a Pricing Committee and an Independent Directors Committee. The members of the Audit Committee, Governance and Nominating Committee, Pricing Committee and Independent Directors Committee are identified above.

      The function of the Audit Committee is to assist the Trustees in their oversight of the Fund's accounting and financial reporting policies and practices. The Audit Committee met twice during the Fund's most recently completed fiscal period.(4)

--------
(4)   The Fund recently changed its fiscal year end from September 30 to April
      30. Therefore the period between October 1, 2014 and April 30, 2015 does not represent a full calendar year.

      The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board. The Governance and Nominating Committee met twice during the Fund's most recently completed fiscal period .


      The Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter, the Committee assists the Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Trustees and reviews at least annually the performance of each Trustee, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to overall work of the Board and its committees, and whether there are health or other reasons that might affect the Trustee's ability to perform his or her duties. The Committee may consider candidates as Trustees submitted by the Fund's current Board members, officers, the Adviser, stockholders and other appropriate sources.

      Pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

      Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth
(A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Trustees pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

      The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve as a Trustee. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

      The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, and the candidate's ability to qualify as an Independent Trustee. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.


      The function of the Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Adviser's Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Pricing Committee did not meet during the Fund's most recently completed fiscal period.

      The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Trustees, such as review and approval of the Advisory, Distribution Services and Transfer Agency Agreements. The Independent Directors Committee met three times during the Fund's most recently completed fiscal period.


      The dollar range of the Fund's securities owned by each Trustee and the aggregate dollar range of securities of funds in the AB Fund Complex owned by each Trustee are set forth below.


                                       DOLLAR RANGE        AGGREGATE DOLLAR
                                       OF EQUITY           RANGE OF EQUITY
                                       SECURITIES IN       SECURITIES IN THE
                                       THE FUND AS OF      AB FUND COMPLEX AS OF
                                       DECEMBER 31, 2014   DECEMBER 31, 2014
                                       -----------------   -----------------


John H. Dobkin                               None              Over $100,000
Michael J. Downey                            None              Over $100,000
William H. Foulk, Jr.                  $10,001 - $50,000       Over $100,000
D. James Guzy                                None              Over $100,000
Nancy P. Jacklin                             None              Over $100,000
Robert M. Keith                              None                   None
Garry L. Moody                         $10,001 - $50,000       Over $100,000
Marshall C. Turner, Jr.                  Over $100,000         Over $100,000
Earl D. Weiner                               None              Over $100,000


Officer Information
-------------------

      Certain information concerning the Fund's officers is set forth below.


NAME, ADDRESS*            POSITION(S) HELD        PRINCIPAL OCCUPATION
AND (AGE)                 WITH THE FUND           DURING PAST 5 YEARS
--------------            ----------------        --------------------


Robert M. Keith,          President and Chief     See above.
55                        Executive Officer

Raymond J. Papera,        Senior Vice President   Senior Vice President of the
59                                                Adviser,** with which he has
                                                  been associated since prior to
                                                  2010.

Philip L. Kirstein,       Senior Vice President   Senior Vice President and
70                        and Independent         Independent Compliance Officer
                          Compliance Officer      of the AB Funds,with which he
                                                  has been associated since
                                                  October 2004. Prior thereto,
                                                  he was Of Counsel to
                                                  Kirkpatrick & Lockhart, LLP
                                                  from October 2003 to October
                                                  2004, and General Counsel of
                                                  Merrill Lynch Investment
                                                  Managers, L.P. since prior to
                                                  March 2003.

Maria R. Cona,            Vice President          Vice President of the
60                                                Adviser,** with which she has
                                                  been associated since prior to
                                                  2010.

Edward Dombrowski,        Vice President          Vice President of the
37                                                Adviser,** with which he has
                                                  been associated since prior to
                                                  2010.

Lucas Krupa               Vice President          Assistant Vice President of
28                                                the Adviser** and Money Market
                                                  Associate on the Fixed Income
                                                  Cash Management Team, with
                                                  which he has been associated
                                                  since June 2010. Prior
                                                  thereto, he was associated
                                                  with Omnicom Capital Inc.
                                                  since prior to 2010.

Emilie D. Wrapp,          Secretary               Senior Vice President,
59                                                Assistant General Counsel and
                                                  Assistant Secretary of ABI,**
                                                  with which she has been
                                                  associated since prior to
                                                  2010.

Vincent S. Noto,          Chief Compliance        Senior Vice President since
50                        Officer                 2015 and Mutual Fund Chief
                                                  Compliance Officer of the
                                                  Adviser** since 2014. Prior
                                                  thereto, he was Vice President
                                                  and Director of Mutual Fund
                                                  Compliance of the Adviser**
                                                  since prior to 2010.

Joseph J. Mantineo,       Treasurer and Chief     Senior Vice President of
55                        Financial Officer       ABIS,** with which he has been
                                                  associated since prior to
                                                  2010.

Stephen M. Woetzel,       Controller              Vice President of ABIS,** with
43                                                which he has been associated
                                                  since prior to 2010.


--------
* The address for the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**    The Adviser, ABI and ABIS are affiliates of the Fund.


      The Fund does not pay any fees to, or reimburse expenses of its Trustees who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended April 30, 2015, the aggregate compensation paid to each of the Trustees during calendar year 2014 by the AB Fund Complex, and the total number of registered investment companies (and separate investment portfolios within those companies) in the AB Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither the Fund nor any registered investment company in the AB Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Trustees is a director or trustee of one or more other registered investment companies in the AB Fund Complex.



                                                           Total Number        Total Number
                                                           of Investment       of Investment
                                                           Companies in        Portfolios
                                                           the AB Fund         within the AB
                                           Total           Complex,            Fund Complex,
                                           Compensation    Including the       Including the
                                           From the AB     Fund, as to which   Fund, as to which
                          Aggregate        Fund Complex,   the Trustee is a    the Trustee is
Name of Trustee           Compensation     Including       Director            a Director
of the Fund               From the Fund*   the Fund        or Trustee          or Trustee
---------------           --------------   -------------   ----------          ----------
John H. Dobkin                 $2,252          $262,000         30                  121
Michael J. Downey              $2,252          $262,000         30                  121
William H. Foulk, Jr.          $2,252          $262,000         30                  121
D. James Guzy                  $2,252          $262,000         30                  121
Nancy P. Jacklin               $2,403          $269,500         30                  121
Robert M. Keith                $    0          $      0         30                  121
Garry L. Moody                 $2,546          $297,000         30                  121
Marshall C. Turner, Jr.        $3,891          $457,000         30                  121
Earl D. Weiner                 $2,252          $272,500         30                  121



--------

*     The Fund recently changed its fiscal year end from September 30 to April
      30. Therefore the aggregate compensation paid by the Fund to each of the Trustees represents the period between October 1, 2014 and April 30, 2015.

      As of August 7, 2015, the Trustees and Officers of the Fund as a group owned less than 1% of the shares of the Fund.


Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

      As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

      Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain Funds managed by the Adviser. The Adviser's Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

       Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Adviser and is generally not tied specifically to the performance of any particular client's account, nor is it generally tied directly to the level or change in level of assets under management.

      Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

      The Adviser's procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation
------------------------------

      The Adviser's compensation program for portfolio managers is designed to align with clients' interests, emphasizing each portfolio manager's ability to generate long-term investment success for the Adviser's clients, including the Fund. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

      Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein's 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm's Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm's Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

      The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

      The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund's prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Fund do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

      Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers' compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

      The Adviser emphasizes four behavioral competencies--relentlessness, ingenuity, team orientation and accountability--that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

--------------------------------------------------------------------------------

                              EXPENSES OF THE FUND

--------------------------------------------------------------------------------

Distribution Services Agreement
-------------------------------

      The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Fund's principal underwriter, to permit ABI to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A shares, Class B shares, Class C shares, Class R shares and Class K shares in accordance with a plan of distribution that is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act (the "Plan").

      In approving the Plan, the Trustees determined that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

      The Adviser may, from time to time, use its own resources to make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers for their distribution assistance.


      The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto (the "Qualified Trustees") and by a vote of the majority of the entire Board cast in person at a meeting called for that purpose. Most recently, the Trustees approved the continuance of the Plan for an additional annual term at their meetings held on November 3-6, 2014.


      All material amendments to the Plan will become effective only upon approval as provided in the preceding paragraph and the Plan may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Plan without the approval of a majority of the holders of the outstanding voting shares of the Fund or the class or classes of the Fund affected.

      The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities voting separately by class or by majority vote of the Qualified Trustees, or (b) by ABI. To terminate the Plan or the Agreement, any party must give the other party 60 days' prior written notice, except that the Fund may terminate the Plan without giving prior notice to ABI. The Agreement will terminate automatically in the event of an assignment. The Plan is of a type known as a "compensation plan", which means that it compensates the distributor for services rendered even if the amount paid exceeds the distributor's expenses.

      In the event that the Plan is terminated by either party or not continued with respect to the Class A shares, Class B shares, Class C shares, Class R shares or Class K shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to ABI with respect to that class, and (ii) the Fund would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.


      Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B, Class C, Class R and Class K shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge and at the same time to permit ABI to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge ("CDSC") and distribution services fee on the Class B shares and Class C shares, and the distribution services fees on Class R shares and Class K shares, are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares. During the fiscal year ended April 30, 2015 the distribution services fees for expenditures payable to ABI, with respect to each class of shares, were as follows:


                          Distribution     Percentage per
                          services fees    annum of the
                          for              aggregate average
                          expenditures     daily net assets
                Shares    payable to ABI   attributable to shares
                ------    --------------   ----------------------

                Class A           $0                    0%
                Class B           $0                    0%
                Class C           $0                    0%
                Class R           $0                    0%
                Class K           $0                    0%


      For the fiscal year ended April 30, 2015, expenses incurred by each class of shares and costs allocated to each class of shares in connection with activities primarily intended to result in the sale of such shares were as follows:



Category of
Expense            Class A Shares   Class B Shares   Class C Shares   Class R Shares   Class K Shares
-------            --------------   --------------   --------------   --------------   --------------
Advertising/               $2,574            $101             $282             $100             $418
Marketing

Printing and                 $123              $2              $10               $2              $16
Mailing of
Prospectus and
Semi-Annual
and Annual
Reports to
Other than
Current
Shareholders

Compensation to           $69,139          $5,387          $11,220           $3,363           $1,887
Underwriters

Compensation to           $68,531          $2,478           $6,845           $2,725           $9,920
Dealers

Compensation to           $11,295            $131             $641          $12,365          $35,789
Sales Personnel

Interest,                      $0              $0               $0               $0               $0
Carrying or
Other
Financing
Charges

Other (Includes           $84,579          $2,932           $8,176           $3,242          $12,024
Personnel costs
of those home
office
employees
involved in the
distribution
effort and the
travel-related
expenses
incurred by the
marketing
personnel
conducting
seminars)

      Totals             $236,241         $11,031          $27,164          $21,797          $60,054



      For the year ended April 30, 2015, the Distributor has voluntarily agreed to waive all of the distribution fees in the amount of $316,634, $33,269, $73,580, $17,902 and $39,105 for Class A, Class B, Class C, Class R and Class K shares, respectively, limiting the effective annual rate to 0% for the Class A, Class B, Class C, Class R and Class K shares.


Transfer Agency Agreement
-------------------------

      ABIS acts as the transfer agent for the Fund. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.


      ABIS receives a transfer agency fee per account holder of each of the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares, Class R shares, Class K shares, Class I shares and Advisor Class shares reflecting the additional costs associated with the Class B and Class C CDSCs. For the fiscal year ended April 30, 2015, the Fund paid ABIS $155,613 pursuant to the Transfer Agency Agreement.


      Many Fund shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Fund, ABI and/or the Adviser pay to these financial intermediaries, including those that sell shares of the AB Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Fund, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Fund, they are included in your Prospectus in the Fund expense tables under "Fees and Expenses of the Fund". In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

      Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

      The following information supplements that set forth in your Prospectus under the heading "Investing in the Fund".

      Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AB Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund's Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and (iv) for purchase of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

General
-------

      Shares of the Fund are offered on a continuous basis at a price equal to their NAV. Shares of the Fund are available to holders of shares of other AB Mutual Funds who wish to exchange their shares for shares of a money market fund and also may be purchased for cash.

Frequent Purchase and Sales of Fund Shares
------------------------------------------

      The Trustees have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Fund will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

      Risks Associated With Excessive Or Short-Term Trading Generally. Money market funds, such as the Fund, are generally not subject to short-term trading strategies. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of fund shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the Fund to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

      Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time the Fund ordinarily calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

      A shareholder engaging in a short-term trading strategy may also target a fund that does not invest primarily in securities of foreign issuers. Any fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage").


      Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Fund shares to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.


      o Transaction Surveillance Procedures. The Fund, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Fund shares, the Fund may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in its analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

      o Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Fund will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or exchange activity. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.


      o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).


Purchase of Shares
------------------

      The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange. In addition, the Fund reserves the right, on 60 days' written notice to modify, restrict or terminate the exchange privilege.

      A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Class A, Class B, Class C, Class R, Class K, Class I or Advisor Class shares made through such financial intermediary. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and had no control over, the decision of any financial intermediary to impose such differing requirements.

      If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described in the Prospectus and this SAI. A transaction fee may be charged by your financial intermediary with respect to the purchase or sale of Advisor Class shares made through such financial intermediary.

      In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

      Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and are identical in all respects, except that (i) Class A, Class B and Class C shares bear the expense of their respective CDSCs, (ii) Class B, Class C and Class R shares bear the expense of a higher distribution services fee and higher transfer agency costs, (iii) Class B shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (iv) each of Class A, Class B, Class C, Class R and Class K shares has exclusive voting rights with respect to provisions of the Plan pursuant to which its distribution services fee is paid which relates to a specific class and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders an amendment to the Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders because the Class B shares convert to Class A shares under certain circumstances, and the Class A and the Class B shareholders will vote separately by Class. Each class has different exchange privileges and certain different shareholder service options available.

Acquisitions by Exchange
------------------------

      An exchange is effected through the redemption of the AB Mutual Fund shares tendered for exchange and the purchase of shares of the Fund at NAV. A shareholder may exchange an investment in an AB Mutual Fund for shares of the same class of the Fund if the Fund offers shares of the same class. A shareholder exchanging shares of an AB Mutual Fund must give (i) proper instructions and any necessary supporting documents as described in such Fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AB Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, which normally takes up to 15 calendar days following the purchase date. Exchanges of shares of AB Mutual Funds will generally result in the realization of gain or loss for federal income tax purposes.

      Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221-5672 between 9:00 a.m. and 4:00 p.m., Eastern time, on a Fund business day. A Fund business day is each weekday exclusive of days the Exchange is closed for business. Telephone requests for exchanges received before the Fund Closing Time, which is the close of regular trading on each day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) will be processed as of the close of business on that day. During periods of drastic economic, market, or other developments, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

      Each Fund shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instructions to the contrary from the shareholder or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

Purchases for Cash
------------------

      Shares of the Fund should be purchased for cash only as a temporary investment pending exchange into another AB Mutual Fund and should not be held as a long-term investment.

      Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AB Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund's Automatic Investment Program for accounts that establish the Program prior to January 31, 2009, and (iv) for purchase of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

      Shares of the Fund are offered on a continuous basis at a price equal to their NAV ("Class A shares"), with a CDSC ("Class B shares"), without any initial sales charge, and, as long as the shares are held for a year or more, without any CDSC ("Class C shares"), to group retirement plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC ("Class R shares"), to group retirement plans eligible to purchase Class K shares, without any initial sales charge or CDSC ("Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC ("Class I shares") or, to investors eligible to purchase Advisor Class shares without any initial or asset-based sales charge or CDSC ("Advisor Class shares"), in each case described below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the Financial Industry Regulatory Authority ("FINRA") and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries, or their affiliates, that have entered into selected agent agreements with ABI ("selected agents"), and (iii) ABI.

      Investors may purchase shares of the Fund through financial intermediaries. Sales personnel of financial intermediaries distributing the Fund's shares may receive differing compensation for selling different classes of shares. Shares may also be sold in foreign countries where permissible. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

      The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their NAV, which is expected to be constant at $1.00 per share, although this is not guaranteed, next determined as described below. The applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the Fund Closing Time. The financial intermediary is responsible for transmitting such orders by a pre-arranged time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the Fund Closing Time, the price received by the investor will be based on the NAV determined as of the Fund Closing Time on the next business day.

      Following the initial purchase for cash of Fund shares, a shareholder may place orders to purchase additional shares for cash by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy" application, both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before the Fund Closing Time to receive that day's public offering price. Telephone purchase requests received after the Fund Closing Time are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the Fund Closing Time the following day. Full and fractional shares are credited to a shareholder's account in the amount of his or her investment.

      The NAV of the Fund's shares is computed as of the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as is the case of scheduled half-day trading or unscheduled suspensions of trading) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. For purposes of this computation, the securities in the Fund's portfolio are valued at their amortized cost value. For more information concerning the amortized cost method of valuation of securities, see "Daily Dividends--Determination of Net Asset Value".

      All shares purchased are confirmed to each shareholder and are credited to his or her account at NAV. The Fund reserves the right to reject any purchase order.

      Advisor Class shares of the Fund are offered to holders of Advisor Class shares of other AB Mutual Funds without any sales charge at the time of purchase or redemption.

      The Trustees have determined that currently no conflict of interest exists among the classes of shares of the Fund. On an ongoing basis, the Trustees, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements
----------------------------------------

      Class A, Class B and Class C Shares. Class A, Class B and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor intends to subsequently exchange shares for shares of another AB Mutual Fund and other circumstances. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements -- Group Retirement Plans and Tax-Deferred Accounts", below. ABI will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares. (See "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts"). In addition, ABI will reject any order for more than $1,000,000 of Class C shares.

      Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B or Class C shares. However, because sales charges are deducted at the time Class A shares are exchanged for Class A shares of other AB Mutual Funds, investors not qualifying for reduced Class A sales charges who expect to exchange their shares for Class A shares of another AB Mutual Fund and to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that sales charges will be imposed at the time Class A shares are exchanged for Class A shares of other AB Mutual Funds.

      Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares, although these classes are subject to higher continuing distribution charges and, in the case of Class B shares, are subject to a CDSC for a four-year period and, in the case of Class C shares, are subject to a CDSC for a one-year period. This might be true of investors who do not wish to pay sales charges on subsequent exchanges of shares. Those investors who prefer to have all of their funds invested initially but may not wish to retain their investment for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

      During the Fund's fiscal years ended 2014, 2013, and 2012, ABI received CDSCs of $24,799, $20,212, and $2,557, respectively, on Class A Shares, $4,045, $5,951, and $20,633, respectively, on Class B Shares and $6,056, $5,389, and $11,713, respectively, on Class C Shares.

Class A Shares
--------------

      The public offering price of Class A shares is their NAV. No sales charge is imposed on Class A shares at the time of purchase. If Class A shares of the Fund are purchased for cash and are exchanged for Class A shares of another AB Mutual Fund, the sales charge applicable to the other AB Mutual Fund will be assessed at the time of the exchange.

      With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "Contingent Deferred Sales Charge".

Class B Shares
--------------

      Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund's Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

      The purchase of Class B shares for cash at the public offering price is permitted for additional contributions from existing AllianceBernstein prototype IRAs, qualified plans and other corporate retirement plans who are existing Class B shareholders of the Fund at NAV (subject to the limitations on the sale of Class B shares described above) without an initial sales charge. This means that the full amount of a purchase is invested in the Fund.

      Class B shares of the Fund are also offered to holders of Class B shares of other AB Mutual Funds without any sales charge at the time of purchase in an exchange transaction. When Class B shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied to Class B shares of the AB Mutual Fund originally purchased by the shareholder at the time of their purchase.

      Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales charge, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

      For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

      The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

      Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

Contingent Deferred Sales Charge
--------------------------------

      Class B shares that are redeemed within four years of their cash purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1%, as will Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangements -- Group Retirement Plans and Tax-Deferred Accounts" below).

      For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of cash payment for the purchase of Class B shares until the time of redemption of such shares.

                                                Contingent Deferred Sales Charge
                                                 for the Fund as a % of Dollar
Year Since Cash Purchase                            Amount Subject to Charge
------------------------                            ------------------------

First                                                         4.0%
Second                                                        3.0%
Third                                                         2.0%
Fourth                                                        1.0%
Fifth and thereafter                                          None

      In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because they were acquired upon the reinvestment of dividends or distributions) and, second, of shares held the longest during the time they are subject to the sales charge. The CDSC is applied to the lesser of the NAV at the time of redemption of the Class A shares or Class B shares being redeemed and the cost of such shares (or, as to Fund shares acquired through an exchange, the cost of the AB Mutual Fund shares originally purchased for cash). Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

      Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to the Fund in connection with the sale of Fund shares, such as the payment of compensation to selected dealers and agents for selling Fund shares. The combination of the CDSC and the distribution services fee enables the Fund to sell shares without a sales charge being deducted at the time of purchase.

      The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the United States Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, or (iii) that had been purchased by present or former Trustees of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with a systematic withdrawal plan (see "Sales Charge Reduction Programs - Systematic Withdrawal Program," below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available to a group retirement plan, (vi) due to the complete termination of a trust upon the death of the trustor/grantor, beneficiary, or trustee, but only if the trust termination is specifically provided for in the trust document, or (vii) that had been purchased with proceeds from a distribution resulting from any SEC enforcement action related to trading in shares of AB Mutual Funds through deposit with ABI of the Distribution check. The CDSC is also waived for (i) permitted exchanges of shares, (ii) holders of Class A shares who purchased $1,000,000 or more of Class A shares where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI or (iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI, where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Fund or, in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.

Class R Shares
--------------

      Class R shares are available at NAV to certain group retirement plans. Class R shares are also available to AllianceBernstein-sponsored group retirement plans. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class R shares incur a .50% distribution services fee and thus have a higher expense ratio than Class K shares and Class I shares and pay correspondingly lower dividends than Class K shares and Class I shares.

      Class R shares of the Fund are also offered to holders of Class R shares of other AB Mutual Funds without any sales charge at the time of purchase or redemption.

Class K Shares
--------------

      Class K shares are available at NAV to group retirement plans. Class K shares are also available to AllianceBernstein-sponsored group retirement plans. Class K shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and thus (i) have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and (ii) have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

      Class K shares of the Fund are also offered to holders of Class K shares of other AB Mutual Funds without any sales charge at the time of purchase or redemption.

Class I Shares
--------------

      Class I shares are available at NAV to group retirement plans and to certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates. Class I shares are also available to AllianceBernstein-sponsored group retirement plans. Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

      Class I shares of the Fund are also offered to holders of Class I shares of other AB Mutual Funds without any sales charge at the time of purchase or redemption. Class I shares are also available for the investment of cash collateral related to the AB Funds' securities lending programs.

Advisor Class Shares
--------------------

      Advisor Class shares may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that purchase shares directly without the involvement of a financial intermediary, (iii) by officers and present or former Trustees of the Fund or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investments in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates, relatives of any such person, or any trust, individual retirement account or retirement plan for the benefit of any such person or (iv) by the categories of investors described in clauses (i),
(iii) and through (iv) under "Class A Shares --Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares). Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by ABI for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, Class C, Class R or Class K shares.

Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts
---------------------------------------------------------------------------

      The AB Mutual Funds offer distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Fund. In addition, the Class B CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

      Class A Shares. Class A shares are available at NAV to all AllianceBernstein-sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets and 100 or more employees. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not eligible at the beginning of a month for purchases of Class A shares at NAV meets the asset level or number of employees required for such eligibility, later in that month all purchases by the plan will be subject to a sales charge until the monthly measurement of assets and employees. Class A shares are also available at NAV to group retirement plans.

      Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.


      Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.


      Class R Shares. Class R shares are available to certain group retirement plans. Class R shares are not subject to a front-end sales charge or CDSC, but are subject to a .50% distribution fee.

      Class K Shares. Class K shares are available to certain group retirement plans. Class K shares are not subject to a front-end sales charge or CDSC, but are subject to a .25% distribution fee.

      Class I Shares. Class I shares are available to certain group retirement plans and certain institutional clients of the Adviser who invest at least $2 million in a Fund. Class I shares are not subject to a front-end sales charge, CDSC or a distribution fee.

Choosing a Class of Shares for Group Retirement Plans
-----------------------------------------------------

      Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Fund's share class eligibility criteria before determining whether to invest.

      Currently, the Fund also makes its Class A shares available at NAV to group retirement plans. Because Class K shares have no CDSC or lower Rule 12b-1 distribution fees and Class I shares have no CDSC and Rule 12b-1 distribution fees, plans should consider purchasing Class K or Class I shares, if eligible, rather than Class A shares.

      In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments should weigh the following:

      o the lower Rule 12b-1 distribution fees (0.30%) with respect to Class A shares;

      o the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

      o the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

      Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

      As described above, effective January 31, 2009, sales of Class B shares to new investors were suspended. While Class B shares were generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plans should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A, Class R, Class K and Class I shares have lower expenses, and therefore may have higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs for Class A Shares
--------------------------------------------------

      The AB Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Fund must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Fund is not notified that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder's account.

      Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of the Fund (or any other AB Mutual
Fund) into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." A "purchase" means a single purchase or concurrent purchases of shares of the Fund or any other AB Mutual Fund, including AB Institutional Funds, by (i) an individual, his or her spouse or domestic partner or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

      Currently, the AB Mutual Funds include:


AB Blended Style Series, Inc.
  -AB 2000 Retirement Strategy
  -AB 2005 Retirement Strategy
  -AB 2010 Retirement Strategy
  -AB 2015 Retirement Strategy
  -AB 2020 Retirement Strategy
  -AB 2025 Retirement Strategy
  -AB 2030 Retirement Strategy
  -AB 2035 Retirement Strategy
  -AB 2040 Retirement Strategy
  -AB 2045 Retirement Strategy
  -AB 2050 Retirement Strategy
  -AB 2055 Retirement Strategy
AB Bond Fund, Inc.
  -AB All Market Real Return Portfolio
  -AB Bond Inflation Strategy
  -AB Credit Long/Short Portfolio
  -AB Government Reserves Portfolio
  -AB High Yield Portfolio
  -AB Intermediate Bond Portfolio
  -AB Limited Duration High Income Portfolio
  -AB Municipal Bond Inflation Strategy
  -AB Tax-Aware Fixed Income Portfolio
AB Cap Fund, Inc.
  -AB All Market Alternative Return Portfolio
  -AB All Market Growth Portfolio
  -AB All Market Income Portfolio
  -AB Concentrated Growth Fund
  -AB Concentrated International Growth Portfolio
  -AB Emerging Markets Growth Portfolio
  -AB Emerging Markets Multi-Asset Portfolio
  -AB Global Core Equity Portfolio
  -AB International Strategic Core Portfolio
  -AB Long/Short Multi-Manager Fund
  -AB Market Neutral Strategy- U.S.
  -AB Multi-Manager Alternative Strategies Fund
  -AB Multi-Manager Select Retirement Allocation Fund
  -AB Multi-Manager Select 2010 Fund
  -AB Multi-Manager Select 2015 Fund
  -AB Multi-Manager Select 2020 Fund
  -AB Multi-Manager Select 2025 Fund
  -AB Multi-Manager Select 2030 Fund
  -AB Multi-Manager Select 2035 Fund
  -AB Multi-Manager Select 2040 Fund
  -AB Multi-Manager Select 2045 Fund
  -AB Multi-Manager Select 2050 Fund
  -AB Multi-Manager Select 2055 Fund
  -AB Select US Equity Portfolio
  -AB Select US Long/Short Portfolio
  -AB Small Cap Growth Portfolio
  -AB Small Cap Value Portfolio
AB Core Opportunities Fund, Inc.
AB Discovery Growth Fund, Inc.
AB Equity Income Fund, Inc.
AB Exchange Reserves
AB Global Bond Fund, Inc.
AB Global Real Estate Investment Fund, Inc.
AB Global Risk Allocation Fund, Inc.
AB Global Thematic Growth Fund, Inc.
AB Growth and Income Fund, Inc.
AB High Income Fund, Inc.
AB International Growth Fund, Inc.
AB Large Cap Growth Fund, Inc.
AB Municipal Income Fund, Inc.
  -AB High Income Municipal Portfolio
  -AB California Portfolio
  -AB National Portfolio
  -AB New York Portfolio
AB Municipal Income Fund II
  -AB Arizona Portfolio
  -AB Massachusetts Portfolio
  -AB Michigan Portfolio
  -AB Minnesota Portfolio
  -AB New Jersey Portfolio
  -AB Ohio Portfolio
  -AB Pennsylvania Portfolio
  -AB Virginia Portfolio
AB Trust
  -AB Discovery Value Fund
  -AB International Value Fund
  -AB Value Fund
AB Unconstrained Bond Fund, Inc.
The AB Portfolios
  -AB Balanced Wealth Strategy
  -AB Conservative Wealth Strategy
  -AB Growth Fund
  -AB Tax-Managed Balanced Wealth Strategy
  -AB Tax-Managed Conservative Wealth Strategy
  -AB Tax-Managed Wealth Appreciation Strategy
  -AB Wealth Appreciation Strategy
Sanford C. Bernstein Fund, Inc.
  -Intermediate California Municipal Portfolio
  -Intermediate Diversified Municipal Portfolio
  -Intermediate New York Municipal Portfolio
  -International Portfolio
  -Short Duration Portfolio
  -Tax-Managed International Portfolio


      Prospectuses for the AB Mutual Funds may be obtained without charge by contacting ABIS at the address or the telephone number shown on the front cover of this SAI or on the Internet at www.ABglobal.com.

      Cumulative Quantity Discount (Right of Accumulation). An investor's exchange of Class A shares of the Fund for Class A shares of another AB Mutual Fund qualify for a cumulative quantity discount from any applicable sales charge. The applicable sales charge will be based on the total of:

      (i)   the investor's current purchase;

      (ii) the higher of cost or NAV (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares held by the investor of any other AB Mutual Fund, including AB Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner, or child under the age of 21 is the participant; and

      (iii) the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

      The sales charge you pay on each exchange of Class A shares will take into account your accumulated holdings in all class of shares of AB Mutual Funds. Your accumulated holdings will be calculated as (a) the value of your existing holdings as of the day prior to your additional investment or (b) the amount you have invested including reinvested distributions but excluding appreciation less the amount of any withdrawals, whichever is higher.

      For example, if an investor owned shares of an AB Mutual Fund that were purchased for $200,000 and were worth $190,000 at their then current NAV and, subsequently, exchanged Class A shares of the Fund for Class A shares of another AB Mutual Fund worth an additional $100,000, the applicable sales charge for the $100,000 purchase would be the rate applicable to a single $300,000 purchase of shares of the other Fund, rather than the higher rate applicable to a $100,000 purchase.

      Letter of Intent. Class A investors of the Fund may also obtain the quantity discounts described under "Sales Charge Reduction Programs for Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest, including through their exchange of Class A shares of the Fund, at least $100,000 in Class A shares of the Fund or any AB Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent.

      Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AB Mutual Funds under a single Letter of Intent. The AB Mutual Funds will use the higher of cost or current NAV of the investor's existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of an AB Mutual Fund, the investor and the investor's spouse or domestic partner each purchase shares of the Fund worth $20,000 (for a total of $40,000), but the current NAV of all applicable accounts is $45,000 at the time a $100,000 Letter of Intent is initiated, it will only be necessary to invest a total of $55,000 during the following 13 months in shares of that AB Mutual Fund or any other AB Mutual Fund, to qualify for a reduced initial sales charge on the total amount being invested (i.e. the initial sales charge applicable to an investment of $100,000).

      The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional AB Mutual Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

      Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of that AB Mutual Fund can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of that AB Mutual Fund's SAI.

      Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A shares of the Fund may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AB Mutual Fund at NAV, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI. This privilege is not available to shareholders that purchased the Fund's shares directly from the Fund without paying a sales charge rather than by exchange from another AB Mutual Fund.


      Dividend Reinvestment Program. Under the Fund's Dividend Reinvestment Program, unless you specify otherwise, your dividends and distributions will be automatically reinvested in the same class of shares of the Fund without an initial sales charge or CDSC. If you elect to receive your distributions in cash, you will only receive a check if the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in Fund shares. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or "ACH". If you elect to receive distributions by check, your distributions and all subsequent distributions may nonetheless be reinvested in additional shares of the Fund under the following circumstances:


            (a) the postal service is unable to deliver your checks to your address of record and the checks are returned to the Fund's transfer agent as undeliverable; or

            (b) your checks remain uncashed for nine months.

      Additional shares of the Fund will be purchased at the then current NAV. You should contact the Fund's transfer agent to change your distribution option. Your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

      Dividend Direction Plan. A shareholder who already maintains accounts in more than one AB Mutual Fund may direct that income dividends and/or capital gains paid by one AB Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AB Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

      General. Any shareholder who owns or purchases shares of the Fund having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

      Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

      Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General". Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

      Payments under a systematic withdrawal plan may be made by check or electronically via the ACH network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Mutual Fund Application, while current Fund shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

      CDSC Waiver for Class A, Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

      Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

      With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

      Financial intermediaries market and sell shares of the Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

      In the case of Class A shares, ABI may pay financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

      In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

      In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

      In the case of Class R and Class K shares up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

      In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.

      Your financial advisor's firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

      o     Rule 12b-1 fees;

      o     additional distribution support;

      o     defrayal of costs for educational seminars and training; and

      o payments related to providing shareholder record-keeping and/or transfer agency services.

      Please read your Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

      In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging entertainment and meals.

      For 2015, ABI's additional payments to these firms for distribution services and educational support related to the AB Mutual Funds are expected to be approximately 0.05% of the average monthly assets of the AB Mutual Funds, or approximately $22 million. In 2014, ABI is expected to pay approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $21 million for distribution services and educational support related to the AB Mutual Funds.

      A number of factors are considered in determining the additional payments, including each firm's AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational or marketing purposes. In some cases, firms will include the AB Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

      The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement" above. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Fund - Annual Fund Operating Expenses" in your Prospectus.

      If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

      Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of your purchase.

      ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

      Advisor Group, Inc.
      Ameriprise Financial Services
      AXA Advisors
      Cadaret, Grant & Co.
      CCO Investment Services Corp.
      Commonwealth Financial Network
      Donegal Securities
      JP Morgan Securities
      Lincoln Financial Advisors Corp.
      Lincoln Financial Securities Corp.
      LPL Financial
      Merrill Lynch
      Morgan Stanley
      Northwestern Mutual Investment Services
      PNC Investments
      Raymond James
      RBC Wealth Management
      Robert W. Baird
      Santander Securities
      UBS Financial Services
      US Bancorp Investments
      Wells Fargo Advisors

      ABI expects that additional firms may be added to this list from time to time.

      Although the Fund may use brokers and dealers who sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                      REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

      The following information supplements that set forth in your Prospectus under the heading "Investing in the Fund". If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Similarly, if you are a shareholder through a group retirement plan, your plan may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those imposed below. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
----------

      Subject only to the limitations described below, the Fund will redeem shares tendered to it, as described below, at a redemption price equal to their NAV, which is expected to remain constant at $1.00 per share, following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will normally be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

      The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Fund.

      Payment of the redemption price may be made either in cash or in portfolio securities (selected at the discretion of the Trustees and taken at their value used in determining the redemption price), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Trustees believe that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. No interest will accrue on uncashed redemption checks.

      The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase and the income earned. Redemption proceeds on Class A shares, Class B shares and Class C shares will reflect the deduction of the CDSC, if any. Payment (either in cash or in portfolio securities) received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, may result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

      To redeem shares for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

      To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

      Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000, and must be made before the Fund Closing Time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

      Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at (800) 221-5672 before the Fund Closing Time, on a Fund business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

      Telephone Redemption - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

      The Fund may redeem shares through ABI or financial intermediaries. The repurchase price will be the NAV next determined after ABI receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the Fund Closing Time will be executed at the NAV determined as of the Fund Closing Time if received by ABI prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to ABI by 5:00 p.m., Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to ABI after 5:00 p.m., Eastern time, and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of the Fund to ABI either directly or through a financial intermediary. Neither the Fund nor ABI charges a fee or commission in connection with the redemption of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The redemption of shares of the Fund as described above with respect to financial intermediaries is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

Account Closure
---------------

      The Fund reserves the right to close out an account that has remained below $1,000 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

      The following information supplements that set forth in your Prospectus under the heading "Investing in the Fund". The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such intermediary.

Automatic Investment Program
----------------------------

      Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder was enrolled in the Program prior to January 31, 2009. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

      Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are eligible to continue their program despite the $50 monthly minimum.

Exchange Privilege
------------------

      You may exchange your investment in the Fund for shares of the same class of other AB Mutual Funds if the other AB Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AB Mutual Fund, (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates and (iv) certain persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class A or Class C shares of the Fund for Advisor Class shares of the Fund or Class C shares of the Fund for Class A shares of the Fund. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by the Fund Closing Time on that day.

      Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares of that Fund. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AB Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

      Please read carefully the prospectus of the AB Mutual Fund into which you are exchanging before submitting the request. Call ABIS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A or Class C shares of a Fund for Advisor Class shares of the same Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted, or terminated on 60 days' written notice.

      All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AB Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchange of shares of AB Mutual Funds will generally result in the realization of a capital gain or loss for Federal income tax purposes.

      Each Fund shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

      Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221-5672 before the Fund Closing Time, on the Fund business day as defined above. Telephone requests for exchange received before the Fund Closing Time, on the Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

      A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AB Mutual Fund.

      None of the AB Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

      The exchange privilege is available only in states where shares of the AB Mutual Funds being acquired may be legally sold. Each AB Mutual Fund reserves the right, at any time on 60 days' written notice to its shareholders, to modify, restrict or terminate the exchange privilege. Also see, "General" above.

Statements and Reports
----------------------

      Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent registered public accounting firm, Ernst & Young LLP, 5 Times Square, New York, New York 10036. In addition, shareholders also receive a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

Checkwriting
------------

      A new Class A or Class C investor may fill out a Signature Card to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of the Fund redeemed from the investor's account. A Class A or Class C shareholder wishing to establish this checkwriting service should contact the Fund by telephone or mail. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the NAV of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

      When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the NAV next determined, a sufficient number of full and fractional shares in the shareholder's account to cover the check. A shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Cancelled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

--------------------------------------------------------------------------------

               DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE

--------------------------------------------------------------------------------

      All net income of the Fund is determined after the Fund Closing Time each Fund business day, (and at such other times as the Trustees may determine) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

      Net income consists of all accrued interest income on Fund portfolio assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in NAV and are not included in net income. NAV per share of each class is expected to remain constant at $1.00 since all net income is declared as a dividend each time net income is determined.

      Dividends paid by the Fund, with respect to Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

      The valuation of the Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

      The Fund maintains procedures designed to maintain its share price at $1.00. The Adviser determines the NAV of each money market fund based upon market prices provided by an independent pricing vendor on a daily basis. This allows the Adviser to determine the extent of the deviation, if any, from the NAV per share based on amortized cost. However, the Fund's NAV per share will remain constant at $1.00.

      The NAV of the shares of the Fund is determined on any day the Exchange is open at the close of regular trading (ordinarily, 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) and on such other days as the Trustees deem appropriate or necessary in order to comply with Rule 22c-1 of the 1940 Act. Generally, the NAV is not calculated, and purchase and redemption orders are not accepted, on days that the Exchange is closed; however, the Fund may elect to, but is not required to, remain open for the purposes of processing certain transactions (excluding exchanges into and out of the Fund) and calculating NAV even on days that the Exchange is closed in the following circumstances:

      1)    The Federal Reserve System is open;
      2) The primary trading markets for the Fund's portfolio investments are open; and
      3) The Adviser believes there is an adequate market to meet purchase and redemption requests.

The calculation of NAV in such circumstances will ordinarily be made when the Fund closes for business on that day.

      The Fund's per share NAV is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

      The assets attributable to the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares and Advisor Class shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

--------------------------------------------------------------------------------

                                     TAXES

--------------------------------------------------------------------------------

      The Fund has qualified to date and intends to qualify in each future year to be taxed as a regulated investment company under the Code, and as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since the Fund distributes all of its net income and capital gains, the Fund itself should thereby avoid all Federal income and excise taxes.

      For shareholders' Federal income tax purposes, all distributions by the Fund out of interest income and net realized short-term capital gains are treated as ordinary income, and distributions of long-term capital gains, if any, are treated as long-term capital gains irrespective of the length of time the shareholder held shares in the Fund. Since the Fund derives nearly all of its gross income in the form of interest and the balance in the form of short-term capital gains, it is expected that for corporate shareholders, none of the Fund's distributions will be eligible for the dividends-received deduction under current law. Furthermore, since the Fund derives nearly all of its gross income in the form of interest and the balance in the form of short-term capital gains, it is expected that for non-corporate shareholders none of the Fund's distributions will be treated as "qualified dividend income" taxable at the same lower tax rates as long-term capital gain.

--------------------------------------------------------------------------------


                             PORTFOLIO TRANSACTIONS


--------------------------------------------------------------------------------

      Subject to the general oversight of the Trustees, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and execution, the Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

      Because the Fund invests in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and NAV of the Fund's shares since the Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which does not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.


      The Fund has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker, the Adviser, in its discretion, purchases and sells securities through brokers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a broker is in addition to the services required to be performed by the Adviser under Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. During the fiscal period ended April 30, 2015, and the fiscal years ended September 30, 2014, 2013, and 2012, the Fund incurred no brokerage commissions.


Disclosure of Portfolio Holdings
--------------------------------

      The Fund believes that the ideas of the Adviser's investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, the Fund also believes that knowledge of its portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

      The Adviser has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Fund's portfolio securities. The policies and procedures relating to disclosure of the Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about its portfolio holdings on a selective basis.

      The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. Effective October 7, 2010, Rule 2a-7 requires the Fund to post monthly a schedule of investments as of the last day of the preceding month on the Adviser's website (www.ABglobal.com). The posted information is required to include dollar-weighted average portfolio maturity and, for each security, the name of the issuer, the category of investment, the CUSIP number, the principal amount, the maturity date, coupon and yield, and amortized cost value.

      The Adviser may distribute or authorize the distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, (i) to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, (ii) to facilitate the review of the Fund by rating agencies, (iii) for the purpose of due diligence regarding a merger or acquisition, or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. The Adviser does not expect to disclose information about the Fund's portfolio holdings to individual or institutional investors in the Fund or to intermediaries that distribute the Fund's shares without making such information public as described herein. Information may be disclosed with any frequency and any lag, as appropriate.

      Before any non-public disclosure of information about the Fund's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

      The Adviser has established procedures to ensure that the Fund's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determine that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Fund's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

      In accordance with these procedures, each of the following third parties has been approved to receive information concerning the Fund's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Fund's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Fund's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

The Fund
--------

      The Fund is a Massachusetts business trust that was organized on January 14, 1994 under the name "AFD Exchange Reserves". The Fund's name became "AllianceBernstein Exchange Reserves" on March 31, 2003. The name of the Fund was changed from AllianceBernstein Exchange Reserves to "AB Exchange Reserves" on January 20, 2015.

      The Fund has an unlimited number of authorized Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of beneficial interest par value $.001 per share, which may, without shareholder approval, be divided into an unlimited number of series. All shares of the Fund, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Shares of each class participate equally in dividends and distributions from that class, including any distributions in the event of a liquidation except that each class bears its own transfer agency expenses, each of Class A, Class B, Class C, Class R and Class K shares bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Shares of the Fund are normally entitled to one vote for all purposes. Generally, shares of the Fund vote as a single series for the election of Trustees and on any other matter affecting the Fund. As to matters affecting a class differently, such as approval of the Rule 12b-1 plan, each class votes separately. Shareholder meetings will be held only when required by federal or state law.

      It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

      Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that the Trustees use their best efforts to ensure that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or officers of the Fund. The Agreement and Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. In the view of the Adviser, such risk is not material.

Portfolio Holders
-----------------


      Set forth below is certain information as to all persons who, of record or beneficially, held 5% or more of any of the classes of the Fund's shares outstanding at August 30, 2015:


                                                       No. of            % of
Name and Address                                       Shares            Class
----------------                                       ------            -----

Class A Shares
--------------


National Financial Services LLC
For the Exclusive Benefit of Our Customers Attn:
Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                 67,779,992        33.65%

Class C Shares
--------------

First Clearing, LLC
Special Custody Acct for the Exclusive Benefit of
Customer
2801 Market Street
Saint Louis, MO  63103-2523                            2,010,070        14.17%

JP Morgan Clearing Corp Omni Acct
For the Exclusive Benefit of Customers
3 Chase Metrotech Center, 3rd Floor
Mutual Fund Department
Brooklyn, NY 11245-0001                                1,036,130         7.31%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                              810,252         5.71%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                    709,926         5.01%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                              913,317         6.44%

Advisor Class Shares
--------------------

Sanford Bernstein & Co., LLC
1 N Lexington Avenue
White Plains, NY 10601-1785                           15,363,513        15.90%

Sanford Bernstein & Co., LLC
1 N Lexington Avenue
White Plains, NY 10601-1785                           12,208,656        12.63%

Sanford Bernstein & Co., LLC
1 N Lexington Avenue
White Plains, NY 10601-1785                            8,788,615         9.09%

Sanford Bernstein & Co., LLC
1 N Lexington Avenue
White Plains, NY 10601-1785                            8,785,815         9.09%

Sanford Bernstein & Co., LLC
1 N Lexington Avenue
White Plains, NY 10601-1785                            5,331,946         5.52%

Class R Shares
--------------

John M. Reid/Paula S. Rosen
FBO Gowanda Harley Davidson Inc.
401K PSP & Trust
2535 Gowanda Zoar Road
Gowanda, NY 14070-9744                                   244,942         5.37%

Matrix Trust Company Cust.
FBO Kenneth A. Holz, DDS, PC
717 17th Street, Suite 1300
Denver, CO 80202-3304                                    654,792        14.35%

Class K Shares
--------------

Great-West Trust Co. LLC TTEE
FBO Hersh, Mannis & Bogen LLP
401K Plan and Trust I
8515 E. Orchard Road
Greenwood Village, CO 80111-5002                       5,469,865        16.61%

Great-West Trust Company LLC TTEE C
Minnesota Surgical Associates
8515 E. Orchard Road
Greenwood Village, CO 80111-5002                       2,602,121         7.90%

Great-West Trust Company LLC TTEE F
Kason Industries Inc. 401K RSP
8515 E. Orchard Road
Greenwood Village, CO 80111-5002                       2,063,340         6.27%

Class I Shares
--------------

CollegeBound Fund
Age Based Portfolio 1999-2001
AB Pooling Exchange Reserves - ADV
8000 IH10 West
San Antonio, TX  78230-3802                          186,836,379        10.91%

CollegeBound Fund
Growth Emphasis
Age Based Portfolio 1996-1998
1345 Avenue of the Americas
New York, NY  10105-0302                             187,202,884        10.93%

State Street Bank and Trust
AB Discovery Value
1 Lincoln St.
Boston, MA  02111-2901                                86,609,626         5.06%

State Street Bank and Trust
AB Pooling Portfolios
AB Volatility Management Portfolio
1 Lincoln St.
Boston, MA  02111-2901                               139,597,968         8.15%

State Street Bank and Trust
AB Small Cap Growth Fund, Inc.
1 Lincoln St.
Boston, MA  02111-2901                               134,650,080         7.86%

State Street Bank and Trust
AB Small/Mid Cap Growth Fund, Inc.
1 Lincoln St.
Boston, MA  02111-2901                               124,291,585         7.26%


Registrar, Transfer Agent and Dividend Disbursing Agent
-------------------------------------------------------

      ABIS, an indirect wholly-owned subsidiary of the Adviser, located at 8000 IH 10 W, 4th Floor, San Antonio, TX 78230, acts as the Fund's registrar, transfer agent and dividend disbursing agent for a fee based upon the number of shareholder accounts maintained for the Fund.

Custodian and Accounting Agent
------------------------------

      State Street Bank and Trust Company, 1 Iron Street, Boston, MA 02210, acts as the Fund's custodian for the assets of the Fund and as its accounting agent but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter
---------------------

      ABI, 1345 Avenue of the Americas, New York, NY 10105, an indirect wholly-owned subsidiary of the Adviser, serves as the Fund's principal underwriter, and as such may solicit orders from the public to purchase shares of the Fund. ABI is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the Agreement between the Fund and ABI, the Fund has agreed to indemnify the distributors, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Independent Registered Public Accounting Firm
---------------------------------------------

      The Fund's independent registered public accounting firm is Ernst & Young LLP, 5 Times Square, New York, NY 10036.

Counsel
-------

      Legal matters in connection with the issuance of the shares offered hereby have been passed upon by Seward & Kissel LLP, 901 K Street NW, Suite 800, Washington, DC 20001.

Proxy Voting Records
--------------------

      Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.ABglobal.com; or both; and (2) on the SEC's website at www.sec.gov.

Additional Information
----------------------

Shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

--------------------------------------------------------------------------------

                       FINANCIAL STATEMENTS AND REPORT OF
                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------


      The financial statements of the Fund for the fiscal year ended April 30, 2015 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual report was filed on Form N-CSR with the SEC on June 18, 2015. This report is available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.ABglobal.com.

                                     PART C
                               OTHER INFORMATION

ITEM 28.    Exhibits

            (a)   (1)   Agreement and Declaration of Trust of the Registrant -
                        Incorporated by reference to Exhibit 1 to Post-Effective
                        Amendment No. 8 of the Registrant's Registration
                        Statement on Form N-1A (File Nos. 33-74230 and
                        811-08294), filed with the Securities and Exchange
                        Commission on January 30, 1998.

                  (2) Certificate of Amendment of the Agreement and Declaration of Trust dated November 8, 1995 - Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 3 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-74230 and 811-08294), filed with the Securities and Exchange Commission on January 26, 1996.

                  (3) Certificate of Amendment of the Agreement and Declaration of Trust dated September 30, 1996 - Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 6 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-74230 and 811-08294), filed with the Securities and Exchange Commission on February 3, 1997.

                  (4) Certificate of Amendment of the Agreement and Declaration of Trust dated February 24, 2003 - Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 14 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-74230 and 811-08294), filed with the Securities and Exchange Commission on March 7, 2003.

                  (5) Certificate of Amendment of the Agreement and Declaration of Trust dated March 19, 2003 - Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 16 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-74230 and 811-08294), filed with the Securities and Exchange Commission on January 28, 2004.

                  (6) Certificate of Amendment of the Agreement and Declaration of Trust - Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 18 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-74230 and 811-08294), filed with the Securities and Exchange Commission on January 28, 2005.

                  (7) Certificate of Amendment of the Agreement and Declaration of Trust, effective March 17, 2011 - Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 28 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-74230 and 811-08294), filed with the Securities and Exchange Commission on January 23, 2012.


                  (8) Certificate of Amendment of the Agreement and Declaration of Trust, dated January 14, 1994 and effective January 20, 2015 - Incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 35 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-74230 and 811-08294), filed with the Securities and Exchange Commission on January 29, 2015.


            (b) Amended and Restated By-Laws of the Registrant - Incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 17 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-74230 and 811-08294), filed with the Securities and Exchange Commission on November 30, 2004.

            (c)   Not applicable.

            (d) Form of Advisory Agreement between the Registrant and AllianceBernstein L.P. - Incorporated by reference to Exhibit
                  (d) to Post-Effective Amendment No. 21 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-74230 and 811-08294), filed with the Securities and Exchange Commission on January 31, 2007.

            (e)   (1)   Distribution Services Agreement between the Registrant
                        and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment
                        No. 8 of the Registrant's Registration Statement on Form
                        N-1A (File Nos. 33-74230 and 811-08294), filed with the
                        Securities and Exchange Commission on January 30, 1998.

                  (2) Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. dated June 4, 1996 - Incorporated by reference to Exhibit No. 6(a) to Post-Effective Amendment No. 6 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-74230 and 811-08294), with the Securities and Exchange Commission on February 3, 1997.

                  (3) Form of Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 18 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-74230 and 811-08294), filed with the Securities and Exchange Commission on January 28, 2005.

                  (4) Form of Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit
                        (e)(4) to Post-Effective Amendment No. 19 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-74230 and 811-08294), filed with the Securities and Exchange Commission on December 2, 2005.

                  (5) Form of Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly, Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit (e)(5) to Post-Effective Amendment No. 21 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-74230 and 811-08294), filed with the Securities and Exchange Commission on January 31, 2007.

                  (6) Form of Selected Dealer Agreement between AllianceBernstein Investments, Inc. and selected dealers offering shares of the Registrant - Incorporated by reference to Exhibit (e)(6) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

                  (7) Form of Selected Agent Agreement between AllianceBernstein Investments, Inc. and selected agents making available shares of Registrant - Incorporated by reference to Exhibit (e)(5) to Post-Effective Amendment No. 18 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-74230 and 811-08294), filed with the Securities and Exchange Commission on January 28, 2005.

                  (8) Load Fund Operating Agreement between AllianceBernstein Investments, Inc. and Charles Schwab & Co., Inc. making available shares of the Registrant, dated as of June 1, 2007 - Incorporated by reference to Exhibit (e)(9) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

                  (9) Cooperation Agreement between AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Research Management, Inc.) and UBS AG, dated November 1, 2005 - Incorporated by reference to Exhibit (e)(10) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

            (f)   Not applicable.

            (g) Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, effective August 3, 2009 - Incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 51 of the Registration Statement on Form N-1A of AllianceBernstein Variable Products Series Fund, Inc. (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 29, 2010.

            (h)   (1)   Transfer Agency Agreement between the Registrant and
                        AllianceBernstein Investor Services, Inc. - Incorporated by reference to Exhibit 8 to Post-Effective Amendment
                        No. 9 of the Registrant's Registration Statement on Form
                        N-1A (File Nos. 33-74230 and 811-08294), filed with the
                        Securities and Exchange Commission on January 30, 1998.

                  (2) Form of Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc. (formerly known as Alliance Fund Services, Inc.) - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 21 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-74230 and 811-08294), filed with the Securities and Exchange Commission on January 31, 2007.

            (i)   Opinion and Consent of Seward & Kissel LLP - Filed herewith.

            (j) Consent of Independent Registered Public Accounting Firm-Filed herewith.

            (k)   Not applicable.

            (l) Investment representation letter of AllianceBernstein L.P. - Incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 8 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-74230 and 811-08294), filed with the Securities and Exchange Commission on January 30, 1998.

            (m) Rule 12b-1 Plan - Incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 19 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-74230 and 811-08294), filed with the Securities and Exchange Commission on December 2, 2005.

            (n) Form of Amended and Restated Rule 18f-3 Plan, dated March 9, 2011 - Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-74230 and 811-08294), filed with the Securities and Exchange Commission on January 23, 2012.

            (o)   Reserved.

            (p)   Not applicable. (Money Market Fund)

Other Exhibits:


            Powers of Attorney for: John H. Dobkin, Michael J. Downey, William
            H. Foulk, Jr., D. James Guzy, Nancy P. Jacklin, Robert M. Keith, Garry L. Moody, Marshall C. Turner, Jr. and Earl D. Weiner - Filed herewith.


ITEM 29.    Persons Controlled by or Under Common Control with Registrant.

            None.

ITEM 30.    Indemnification.

                  It is the Registrant's policy to indemnify its trustees and officers, employees and other agents as set forth in Article VIII and Article III of Registrant's Agreement and Declaration of Trust, filed as Exhibit (a) in response to Item 28 and Section 10 of the proposed Distribution Services Agreement filed as Exhibit (e)(1), all as set forth below.

                  The liability of the Registrant's trustees and officers is dealt with in Article VIII of Registrant's Agreement and Declaration of Trust, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in
            Section 4 of the proposed Advisory Agreement filed as Exhibit (d) to this Registration Statement, as set forth below.

                  Article VIII of Registrant's Agreement and Declaration of
            Trust reads as follows:

                  "Section 8.1. Trustees, Shareholders, etc. Not Personally
            Liable; Notice. The Trustees and officers of the Trust, in incurring any debts, liabilities or obligations, or in limiting or omitting any other actions for or in connection with the Trust, are or shall be deemed to be acting as Trustees or officers of the Trust and not in their own capacities. No Shareholder shall be subject to any personal liability whatsoever in tort, contract or otherwise to any other Person or Persons in connection with the assets or the affairs of the Trust or of any Portfolio, and subject to Section 8.4 hereof, no Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever in tort, contract, or otherwise, to any other Person or Persons in connection with the assets or affairs of the Trust or of any Portfolio, save only that arising from his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or the discharge of his functions. The Trust (or if the matter relates only to a particular Portfolio, that Portfolio) shall be solely liable for any and all debts, claims, demands, judgments, decrees, liabilities or obligations of any and every kind, against or with respect to the Trust or such Portfolio in tort, contract or otherwise in connection with the assets or the affairs of the Trust or such Portfolio, and all Persons dealing with the Trust or any Portfolio shall be deemed to have agreed that resort shall be had solely to the Trust Property of the Trust or the Portfolio Assets of such Portfolio, as the case may be, for the payment or performance thereof.

                  The Trustees shall use their best efforts to ensure that every note, bond, contract, instrument, certificate of undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts and shall recite to the effect that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer, and not individually, and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, or the particular Portfolio in question, as the case may be, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually, or to subject the Portfolio Assets of any Portfolio to the obligations of any other Portfolio.

                  SECTION 8.2. Trustees' Good Faith Action; Expert Advice; No
            Bond or Surety. The exercise by the Trustees of their powers and discretion hereunder shall be binding upon everyone interested. Subject to Section 8.4 hereof, a Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, (i) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, Investment Adviser, Administrator, Distributor or Principal Underwriter, Custodian or Transfer Agent, Dividend Disbursing Agent, Shareholder Servicing Agent or Accounting Agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; (ii) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a Contracting Party appointed by the Trustees pursuant to Section 5.2 hereof. The trustees as such shall not be required to give any bond or surety or any other security for the performance of their duties.

                  SECTION 8.3. Indemnification of Shareholders. If any
            Shareholder (or former Shareholder) of the Trust shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a Shareholder and not because of such Shareholder's acts or omissions or for some other reason, the Trust (upon proper and timely request by the Shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the Shareholder or former Shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the Portfolio of which such Shareholder or former Shareholder is or was the holder of Shares) to be held harmless from and indemnified against all loss and expense arising from such liability.

                  SECTION 8.4. Indemnification of Trustees, Officers, etc.
            Subject to the limitations set forth hereinafter in this Section 8.4, the Trust shall indemnify (from the assets of the Portfolio or Portfolios to which the conduct in question relates) each of its Trustees and officers (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in clauses (i) and (ii) of this sentence being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Portfolio or Portfolios to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Covered Person shall have undertaken to repay the amounts so paid to such Portfolio or Portfolios if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

                  SECTION 8.5. Compromise Payment. As to any matter disposed of by a compromise payment by any such Covered Person referred to in
            Section 8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of a quorum of the disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (i) or by independent legal counsel pursuant to clause (ii) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with either of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

                  SECTION 8.6. Indemnification Not Exclusive, etc. The right of indemnification provided by this Article 8 shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article 8, a "disinterested'' Person is one against whom none of the actions, suits or other proceedings in question, and no other action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this Article 8 shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other Persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such Person.

                  SECTION 8.7. Liability of Third Persons Dealing with Trustees.
            No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order."

                  Article III, Section 3.1 of Registrant's Agreement and
            Declaration of Trust reads, in pertinent part, as follows:

                  "Without limiting the foregoing and to the extent not
            inconsistent with the Act or other applicable law, the Trustees shall have power and authority:

                  (s) Indemnification. In addition to the mandatory indemnification provided for in Article 8 hereof and to the extent permitted by law, to indemnify or enter into agreements with respect to indemnification with any Person with whom this Trust has dealings, including, without limitation, any independent contractor, to such extent as the Trustees shall determine."

                  The Advisory Agreement to be between the Registrant and
            AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect AllianceBernstein L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

                  The Distribution Services Agreement between the Registrant and
            AllianceBernstein Investments, Inc. ("ABI") provides that the Registrant will indemnify, defend and hold ABI, and any person who controls it within the meaning of Section 15 of the Securities Act of 1933 (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which ABI or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

                  The foregoing summaries are qualified by the entire text of
            Registrant's Agreement and Declaration of Trust, the proposed Advisory Agreement between Registrant and AllianceBernstein L.P. and the proposed Distribution Services Agreement between Registrant and ABI which are filed herewith as Exhibits (a), (d) and (e)(1), respectively, in response to Item 28 and each of which are incorporated by reference herein.

                  Insofar as indemnification for liabilities arising under the
            Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                  In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its trustees, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the trustees who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested non-party trustees") or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its trustees, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party trustees of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

                  The Registrant participates in a joint directors' liability insurance policy issued by the ICI Mutual Insurance Company. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each participating investment company. In addition, the Adviser's liability insurance policy, which is issued by a number of underwriters, including Greenwich Insurance Company as primary underwriter, extends to officers of the Registrant and such officers are covered up to the limits specified for any claim against them for acts committed in their capacities as officers of the investment companies sponsored by the Adviser.

ITEM 31.    Business and Other Connections of Investment Adviser.

                  The descriptions of AllianceBernstein L.P. under the caption
            "The Adviser" in the Prospectus and "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

                  The information as to the directors and executive officers of
            AllianceBernstein L.P., set forth in Form ADV filed with the Securities and Exchange Commission on March 31, 2014 (File No. 801-56720) and amended through the date hereof, is incorporated by reference.

ITEM 32.    Principal Underwriters.

            (a) ABI is the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. ABI is the Principal Underwriter or Distributor for the following investment companies:

            AB Blended Style Series, Inc.
            AB Bond Fund, Inc.
            AB Cap Fund, Inc.
            AB Core Opportunities Fund, Inc.
            AB Corporate Shares
            AB Discovery Growth Fund, Inc.
            AB Equity Income Fund, Inc.
            AB Fixed-Income Shares, Inc.
            AB Global Bond Fund, Inc.
            AB Global Real Estate Investment Fund, Inc.
            AB Global Risk Allocation Fund, Inc.
            AB Global Thematic Growth Fund, Inc.
            AB Growth and Income Fund, Inc.
            AB High Income Fund, Inc.
            AB Institutional Funds, Inc.
            AB Intermediate California Municipal Portfolio(1)
            AB Intermediate Diversified Municipal Portfolio(1)
            AB Intermediate New York Municipal Portfolio(1)
            AB International Portfolio(1)
            AB International Growth Fund, Inc.
            AB Large Cap Growth Fund, Inc.
            AB Municipal Income Fund, Inc.
            AB Municipal Income Fund II
            AB Short Duration Portfolio(1)
            AB Tax-Managed International Portfolio(1)
            AB Trust
            AB Unconstrained Bond Fund, Inc.
            AllianceBernstein Variable Products Series Fund, Inc. Sanford C. Bernstein Fund II, Inc.
            The AB Pooling Portfolios
            The AB Portfolios

--------
(1) This is a retail Portfolio of Sanford C. Bernstein Fund, Inc., which consists of Classes A, B and C Shares.

            (b) The following are the Directors and Officers of ABI, the principal place of business of which is 1345 Avenue of the Americas, New York, New York 10105.

                                                             POSITIONS AND
                             POSITIONS AND                   OFFICES
NAME                         OFFICES WITH UNDERWRITER        WITH REGISTRANT
----                         ------------------------        -------------------

Directors
---------

Robert M. Keith              Director and President          President and Chief
                                                             Executive Officer

Mark R. Manley               Director and Secretary

Officers
--------

Emilie D. Wrapp              Senior Vice President,          Clerk
                             Assistant General Counsel
                             and Assistant Secretary

Laurence H. Bertan           Senior Vice President and
                             Assistant Secretary

Peter G. Callahan            Senior Vice President

Kevin T. Cannon              Senior Vice President

Russell R. Corby             Senior Vice President

John W. Cronin               Senior Vice President

John C. Endahl               Senior Vice President

John Edward English          Senior Vice President

Daniel Ennis                 Senior Vice President

Edward J. Farrell            Senior Vice President and
                             Controller

Mark A. Gessner              Senior Vice President

Kenneth L. Haman             Senior Vice President

Michael S. Hart              Senior Vice President

Scott Hutton                 Senior Vice President

Ajai M. Kaul                 Senior Vice President

Hiroshi Kimura               Senior Vice President

Eric L. Levinson             Senior Vice President

James M. Liptrot             Senior Vice President and
                             Assistant Controller

William Marsalise            Senior Vice President

Joanna D. Murray             Senior Vice President

Daniel A. Notto              Senior Vice President,
                             Counsel and Assistant
                             Secretary

John J. O'Connor             Senior Vice President

Suchet Padhye (Pandurang)    Senior Vice President

Guy Prochilo                 Senior Vice President

John D. Prosperi             Senior Vice President

Miguel A. Rozensztroch       Senior Vice President

John P. Schmidt              Senior Vice President

Elizabeth M. Smith           Senior Vice President

Peter J. Szabo               Senior Vice President

Joseph T. Tocyloski          Senior Vice President

Christian G. Wilson          Senior Vice President

Derek Yung                   Senior Vice President

Aimee K. Alati               Vice President

Constantin L. Andreae        Vice President

DeAnna D. Beedy              Vice President

Christopher M. Berenbroick   Vice President

Chris Boeker                 Vice President

Brandon W. Born              Vice President

James J. Bracken             Vice President

Robert A. Brazofsky          Vice President

Richard A. Brink             Vice President

Shaun D. Bromley             Vice President

Brian Buehring               Vice President

Michael A. Capella           Vice President

Laura A. Channell            Vice President

Mikhail Cheskis              Vice President

Nelson Kin Hung Chow         Vice President

Flora Chuang                 Vice President

Peter T. Collins             Vice President

Dwight P. Cornell            Vice President

Silvio Cruz                  Vice President

Kevin M. Dausch              Vice President

Christine M. Dehil           Vice President

Marc J. Della Pia            Vice President

Patrick R. Denis             Vice President

Ralph A. DiMeglio            Vice President

Joseph T. Dominguez          Vice President

Barbara Anne Donovan         Vice President

Robert Dryzgula              Vice President

Arend J. Elston              Vice President

Gregory M. Erwinski          Vice President

Michael J. Ferraro           Vice President

Andrew H. Fischer            Vice President

Susan A. Flanagan            Vice President

Robert K. Forrester          Vice President

Yuko Funato                  Vice President

Mark C. Glatley              Vice President

Stefanie M. Gonzalez         Vice President

Kimberly A. Collins Gorab    Vice President

Brian P. Hanna               Vice President

Kenneth Handler              Vice President

Terry L. Harris              Vice President

Olivier Herson               Vice President

Eric S. Indovina             Vice President

Tina Kao                     Vice President

Jang Joong Kim               Vice President

Scott M. Krauthamer          Vice President

Stephen J. Laffey            Vice President and              Assistant Clerk
                             Counsel

Christopher J. Larkin        Vice President

Chang Hyun Lee               Vice President

Ginnie Li                    Vice President

Jonathan M. Liang            Vice President

Karen (Yeow Ping) Lim        Vice President

Darren L. Luckfield          Vice President

Matthew J. Malvey            Vice President

Robert A. Mancini            Vice President

Todd Mann                    Vice President

Silvia Manz                  Vice President

Russell B. Martin            Vice President

Nicola Meotti                Vice President

Yuji Mihashi                 Vice President

David Mitchell               Vice President

Paul S. Moyer                Vice President

Juan Mujica                  Vice President

Jennifer A. Mulhall          Vice President

John F. Multhauf             Vice President

Robert D. Nelms              Vice President

Jamie A. Nieradka            Vice President

Alex E. Pady                 Vice President

David D. Paich               Vice President

Kimchu Perrington            Vice President

Jared M. Piche               Vice President

Jeffrey Pietragallo          Vice President

Joseph J. Proscia            Vice President

Damien Ramondo               Vice President

Carol H. Rappa               Vice President

Jessie A. Reich              Vice President

Lauryn A. Rivello            Vice President

Patricia A. Roberts          Vice President

Claudio Rondolini            Vice President

Gregory M. Rosta             Vice President
                             and Assistant Secretary

Karen Sirett                 Vice President

John F. Skahan               Vice President

Orlando Soler                Vice President

Chang Min Song               Vice President

Daniel L. Stack              Vice President

Jason P. Stevens             Vice President

Peter Stiefel                Vice President

Sharon Su                    Vice President

Atsuko Takeuchi              Vice President

Scott M. Tatum               Vice President

Laura L. Tocchet             Vice President

Louis L. Tousignant          Vice President

Ming (Ming Kai) Tung         Vice President

Christian B. Verlingo        Vice President

Wendy Weng                   Vice President

Stephen M. Woetzel           Vice President                  Controller

Chapman Tsan Man Wong        Vice President

Joanna Wong (Chun-Yen)       Vice President

Isabelle (Hsin-I) Yen        Vice President

Oscar Zarazua                Vice President

Martin J. Zayac              Vice President

Corey S. Beckerman           Assistant Vice President

Claudio Roberto Bello        Assistant Vice President

Roy C. Bentzen               Assistant Vice President

James M. Broderick           Assistant Vice President

Christopher J. Carrelha      Assistant Vice President

Daisy (Sze Kie) Chung        Assistant Vice President

Francesca Dattola            Assistant Vice President

Robert A. Fiorentino         Assistant Vice President

Friederike Grote             Assistant Vice President

Joseph Haag                  Assistant Vice President

Gregory B. Handrahan         Assistant Vice President

Brian M. Horvath             Assistant Vice President

Sylvia Hsu                   Assistant Vice President

Isabelle Husson              Assistant Vice President

Junko Kimura                 Assistant Vice President

Aaron S. Kravitz             Assistant Vice President

Jim Liu                      Assistant Vice President

Mark J. Maier                Assistant Vice President

Rachel A. Moon               Assistant Vice President

Nora E. Murphy               Assistant Vice President

Charissa A. Pal              Assistant Vice President

Brian W. Paulson             Assistant Vice President

Pablo Perez                  Assistant Vice President

Tricia L. Psychas            Assistant Vice President

Jennifer B. Robinson         Assistant Vice President

Richard A. Schwam            Assistant Vice President

Nicholas A. Semko            Assistant Vice President

Chizu Soga                   Assistant Vice President

Michiyo Tanaka               Assistant Vice President

Miyako Taniguchi             Assistant Vice President

Laurence Vandecasteele       Assistant Vice President

Annabelle C. Watson          Assistant Vice President

Jeffrey Western              Assistant Vice President

William Wielgolewski         Assistant Vice President

Matthew J. Wrzesniewsky      Assistant Vice President

Colin T. Burke               Assistant Secretary

                  (c) Not applicable.

ITEM 33.    Location of Accounts and Records.

            The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, One Lincoln Street, Boston, Massachusetts 02111. All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 34.    Management Services.

            Not applicable.

ITEM 35.    Undertakings.

            Not applicable.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York on the 27th day of August, 2015.


                                                   AB EXCHANGE RESERVES

                                                   By: Robert M. Keith*
                                                       -------------------
                                                       Robert M. Keith
                                                       President


      Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



Signature                           Title                    Date
---------                           -----                    ----

1) Principal
   Executive Officer:

   Robert M. Keith*                 President and            August 27, 2015
   ----------------                 Chief Executive
   Robert M. Keith                  Officer


2) Principal Financial
   and Accounting
   Officer:

   /s/ Joseph Mantineo              Treasurer and            August 27, 2015
   -------------------              Chief Financial
       Joseph Mantineo              Officer


3. All of the Trustees:

   John H. Dobkin*
   Michael J. Downey*
   William H. Foulk, Jr.*
   James D. Guzy*
   Nancy P. Jacklin*
   Robert M. Keith*
   Garry L. Moody*
   Marshall C. Turner, Jr.*
   Earl D. Weiner*


*By: /s/ Emilie D. Wrapp                                     August 27, 2015
     -------------------
         Emilie D. Wrapp
        (Attorney-in-fact)

                               Index to Exhibits
                               -----------------

Exhibit No.       Description of Exhibits
-----------       -----------------------


(i)               Opinion and Consent of Seward & Kissel LLP

(j)               Consent of Independent Auditor Ernst & Young LLP

Other Exhibits    Powers of Attorney